UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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Jason Industries, Inc.
______________________________________________________________________________________
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

Jason Industries, Inc.
411 East Wisconsin Avenue
Suite 2100
Milwaukee, WI 53202
(414) 277-9300

April 13, 2015
Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Jason Industries, Inc., we cordially invite you to attend the 2015 Annual Meeting of Stockholders, which will be held as a virtual meeting at 10:00 a.m., Central Daylight Time, on Wednesday, May 20, 2015. You may attend the Annual Meeting, vote and submit a question during the meeting by visiting http://www.virtualshareholdermeeting.com/JASN2015. You will need to provide your control number found on your proxy card.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business that will be conducted at the Annual Meeting. Once the business of the Annual Meeting concludes, we will address any stockholder questions.

We sincerely hope you will be able to attend our Annual Meeting. However, whether or not you attend, it is important that you vote your shares. If you own shares through a broker, bank or other nominee, please vote your shares by providing your broker, bank or nominee with your voting instructions.

Thank you for your continued support of Jason Industries, Inc.

Sincerely yours,

David C. Westgate Chief Executive Officer

411 East Wisconsin Avenue
Suite 2100
Milwaukee, WI 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2015 Annual Meeting of Stockholders of Jason Industries, Inc. will be held as a virtual meeting at http://www.virtualshareholdermeeting.com/JASN2015 on Wednesday, May 20, 2015, at 10:00 a.m., Central Daylight Time, for the following purposes:

1. To elect the three directors nominated by the Board of Directors to the Board of Directors to each serve a three year term expiring at the 2018 Annual Meeting;
2. To approve, by advisory vote, the compensation of our named executive officers;
3. To hold an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers;
4. To ratify the selection of PricewaterhouseCoopers LLP, as Jason Industries, Inc.’s independent registered public accounting firm, for the fiscal year ending December 31, 2015; and
5. To take action upon any other business as may properly come before the 2015 Annual Meeting and any adjournments or postponements of that meeting.

The Board of Directors recommends a vote FOR items 1, 2 and 4. The Board of Directors recommends a vote of submitting the advisory vote on the compensation of our named executive officers to stockholders every year. The Board of Directors or proxy holders will use their discretion on other matters that may arise at the 2015 Annual Meeting.

The Board of Directors fixed the close of business on March 24, 2015 as the record date for determining stockholders entitled to notice of and to vote at the 2015 Annual Meeting and any adjournments or postponements of that meeting.

By Order of the Board of Directors, Jason Industries, Inc.

William P. Schultz Secretary
Milwaukee, Wisconsin
April 13, 2015

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 20, 2015

The Proxy Statement and our 2014 Annual Report on Form 10-K are available at http://www.proxyvote.com.

Pursuant to rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet.

Although you can vote at the Annual Meeting, we urge you to submit your proxy as soon as possible. If the records of our transfer agent, Continental Stock Transfer & Trust Company, show that you own shares in your name, you can submit your proxy for those shares by using the toll-free telephone number or the website address provided in the Proxy Statement. Alternatively, you can mark your votes on the proxy card we have enclosed, sign and date it, and mail it in the postage-paid envelope we have provided. Instructions for using these convenient services are set forth on the proxy card.

If you own shares in street name, we encourage you to provide voting instructions to your bank, broker or other nominee. Street name holders may also vote by telephone or the Internet if their bank, broker or other nominee make those methods available, in which case the bank, broker or other nominee will enclose the instructions along with the Proxy Statement. Street name holders who wish to vote at the Annual Meeting will not be able to do so unless they obtain a proxy issued in their name from their broker, bank or other nominee in advance of the meeting, or otherwise follow the instructions provided by their bank, broker or other nominee.

PROXY STATEMENT

Jason Industries, Inc.
411 East Wisconsin Avenue
Suite 2100
Milwaukee, WI 53202
(414) 277-9300

April 13, 2015

PROXY STATEMENT

The Board of Directors of Jason Industries, Inc. requests the proxy accompanying this Proxy Statement for use at the 2015 Annual Meeting of Stockholders, which will be held as a virtual meeting on May 20, 2015, and at any adjournment or postponement of the meeting (the “Annual Meeting”). We first sent proxy materials to stockholders, and posted such materials on the Internet, on or about April 13, 2015.

On June 30, 2014, the Company (formerly known as Quinpario Acquisition Corp.) consummated a transaction with Jason Partners Holdings Inc. (“Holdings”), the indirect majority owner of Jason Incorporated (the “Business Combination”). Our sponsor prior to the Business Combination was Quinpario Partners I, LLC (the “Sponsor”). In connection with the Business Combination, two of the Company’s six directors resigned, five new directors were appointed to the Board, our officers were replaced by officers of Holdings, and the Company changed its name from Quinpario Acquisition Corp. to Jason Industries, Inc. Unless otherwise indicated, as used in this Proxy Statement, “we,” “our,” “us,” the “Company” or “Jason” refer to Jason Industries, Inc.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What Is the Purpose of the Annual Meeting?

A:
(1) To elect the three directors nominated by the Board of Directors to the Board of Directors to each serve a three year term expiring at the 2018 Annual Meeting; (2) to approve, by advisory vote, the compensation of our named executive officers; (3) to hold an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers; (4) to ratify the selection of PricewaterhouseCoopers LLP, as Jason Industries, Inc.’s independent registered public accounting firm, for the fiscal year ending December 31, 2015; and (5) to take action upon any other business as may properly come before the Annual Meeting and any adjournments or postponements of the meeting. The Notice of Annual Meeting of Stockholders and this Proxy Statement describe these matters in more detail.

Q:	Who Can Attend the Annual Meeting?

A:
All stockholders of Jason Industries, Inc., or individuals that stockholders have duly appointed as their proxies, may attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/JASN2015. Appointing a proxy in response to this request will not affect a stockholder’s right to attend the virtual Annual Meeting.

Q:	What do I need to do to attend the Annual Meeting?

A:	To attend the virtual Annual Meeting, please follow these instructions:

•
If shares you own are registered in your name, you may attend the virtual Annual Meeting by visiting http://www.virtualshareholdermeeting.com/JASN2015 and by providing your control number found on your proxy card; or

•
If you hold your shares in “street name” (that is, through a broker, bank or other nominee), you must first obtain a proxy issued in your name from your broker, bank or other nominee before attending the virtual Annual Meeting at http://www.virtualshareholdermeeting.com/JASN2015. You will need to provide your control number found on the proxy card provided by such bank, broker or other nominee.

Q:	What Constitutes a Quorum?

A:
The presence of holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, attending the Annual Meeting or represented by proxy, will have power to adjourn the Annual Meeting.

If you vote, your shares will count toward satisfying the quorum requirement. If you return a proxy card marked “ABSTAIN” or without voting instructions, your shares of common stock will also count toward satisfying the quorum requirement. Also, in those instances where banks, brokers or other nominees who hold shares on behalf of others have returned a proxy, but could not vote the shares on particular matters without receiving voting instructions from the beneficial owners (“broker non-votes”), those shares will count toward satisfying the quorum requirement. If you own shares in street name, we encourage you to provide voting instructions to your broker, bank or other nominee. Once a share is counted as present at the Annual Meeting, it will count as present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for the adjournment or postponement).

Q:	Who Is Entitled to Vote?

A:
The Board of Directors fixed the close of business on March 24, 2015 as the record date for determining stockholders entitled to notice of and to vote at the 2015 Annual Meeting and any adjournments or postponements of the meeting. Only holders of the 21,990,666 shares of our common stock outstanding as of the close of business on March 24, 2015 can vote at the Annual Meeting. Each of these stockholders has one vote for each share of our common stock held on that date on each proposal.

Q:	How Do I Vote?

A:	If the records of our transfer agent show that you own shares in your name at the close of business on March 24, 2015, you may vote in one of the following ways:

1.
By Internet before the Annual Meeting: You may access the website at http://www.proxyvote.com to cast your vote 24 hours a day, 7 days a week. You will need your control number found on your proxy card. Follow the instructions provided to cast your vote.

2.
By telephone: If you reside in the United States, you may call (800) 690-6903 by using any touch-tone telephone, 24 hours a day, 7 days a week. Have your proxy card in hand when you call and follow the voice prompts to cast your vote.

3.	By mail: Mark, sign and date your proxy card and return it in the envelope we have included with this Proxy Statement.

4.
At the Annual Meeting: If you are a stockholder of record, you may attend the Annual Meeting and vote your shares at http://www.virtualshareholdermeeting.com/JASN2015 during the meeting. You will need your control number found on your proxy card. Follow the instructions provided to cast your vote.

If you own shares in street name, you may vote by telephone or the Internet if your bank, broker or other nominee makes those methods available, in which case your bank, broker or other nominee will provide instructions with your Proxy Statement. The telephone and Internet voting procedures will authenticate your identity, allow you to give your voting instructions and confirm that we have properly recorded your instructions. If you vote by using the Internet, you should understand that there might be costs associated with electronic access that you must bear, such as usage charges from Internet access providers and telephone companies.

Q:	What Is the Effect of Not Voting at the Annual Meeting?

A:
The consequences of not voting at the Annual Meeting will depend on how you own your shares. If the records of our transfer agent show that you own shares in your name and you do not vote, we cannot consider those shares present at the meeting and they will not count toward satisfying the quorum requirement.

If you own shares in street name and do not vote, your broker, bank or other nominee may vote your shares at the meeting. If you do not give voting instructions for your shares, your broker, bank or other nominee may or may not be able to vote your shares in its discretion depending on the proposals before the meeting. Your broker, bank or other nominee may vote your shares in its discretion on routine matters such as Proposal 4, the ratification of the selection of our independent registered public accounting firm, but may not vote your shares in its discretion on the other proposals. If you own shares in street name, we encourage you to provide voting instructions to your broker, bank or other nominee.

Q:	Can I Change My Vote After I Submit My Proxy?

A:
Yes. You can change your vote at any time before the Annual Meeting by submitting a new proxy or by providing written notice to our Secretary and voting at the Annual Meeting. Your attendance at the Annual Meeting does not in and of itself revoke your proxy.

Unless you properly revoke your proxy by submitting written notice to our Secretary, the persons you have appointed will vote your shares at the Annual Meeting. If you specify a choice by means of the proxy, the persons you have appointed will vote your shares as you specify. If you do not specify a choice, the persons you have appointed will vote your shares in accordance with the recommendations of the Board of Directors.

Q:	What Am I Voting On?

A:	You are voting on four company proposals:

Proposal 1: Election of Directors

Election of the following three directors nominated by the Board of Directors to each serve a three year term expiring at the 2018 Annual Meeting:

1.	James P. Heffernan;

2.	James M. Sullivan; and

3.	James F. Stern.

Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers

We are seeking stockholder approval, on an advisory basis, of the compensation of our named executive officers.

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

We are seeking stockholder input on whether future stockholder advisory votes to approve the compensation of our named executive officers should occur every one, two, or three years.

Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. We are seeking stockholder ratification of that selection.

Q:	What Are the Board of Directors’ Recommendations?

A:	The Board of Directors recommends a vote:

FOR election of the three nominees to the Board of Directors (see Proposal 1);
FOR approval of the compensation of our named executive officers (see Proposal 2);
FOR a frequency of “EVERY YEAR” for future stockholder advisory votes to approve the compensation of our named executive officers (see Proposal 3); and
FOR ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (see Proposal 4);

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

Q:	What Vote Is Required to Approve Each Proposal?

A:
For Proposal 1, directors are elected by a plurality of all of the votes cast by holders of shares of our common stock represented in person or by proxy and entitled to vote thereon at the Annual Meeting. This means that the three nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Broker non-votes will have no effect on the election of directors.

If a quorum is present at the Annual Meeting, the following matters require the affirmative vote of the holders of a majority of our common stock represented in person or by proxy and entitled to vote on the proposal: Proposal 2, the approval, by advisory vote, of the compensation of our named executive officers; and Proposal 4, ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2015. Abstentions will have the same effect as a vote “Against” these proposals, and broker non-votes will not be counted for purposes of whether Proposal 2 has been approved.

For Proposal 3, the frequency of the advisory vote on compensation of our named executive officers receiving the greatest number of votes—every three years, every two years or every year—will be the frequency that stockholders approve. Abstentions and broker non-votes will not be counted for purposes of whether Proposal 3 has been approved.

Q:	Are There Any Other Items That Are to be Acted Upon During the Annual Meeting?

A:
No. We are not aware of any other matters that you will vote on at the Annual Meeting. In addition, the deadlines have passed under Rule 14a-8 of the Securities Exchange Act of 1934 and our Bylaws for stockholders to submit their own proposals for presentation at the Annual Meeting. If other matters are properly brought before the Annual Meeting with the assent of the Board of Directors, the named proxies will vote in their discretion on these matters.

Q:	Who Will Count the Vote?

A:	Broadridge Financial Solutions, Inc. will count the vote. Our director of external reporting, Chad Paris, will serve as the inspector of the election.

Q:	Who Pays to Prepare and Solicit the Proxies?

A:
We pay the cost of soliciting the proxies relating to the Annual Meeting, except for some costs that may arise through your use of the telephone or Internet. We may request proxies in person, by telephone, Internet and facsimile, as well as through the mail. We also expect to ask banks, brokerage houses and other custodians, nominees or fiduciaries to forward proxy materials to their principals and to obtain proxies. We will reimburse these institutions for their out-of-pocket expenses.

Q:	Is the proxy statement available online?

A:
Yes, the Proxy Statement and our 2014 Annual Report on Form 10-K are available at http://www.proxyvote.com. If you access documents by using the Internet, you should understand that there might be costs associated with electronic access that you must bear, such as usage charges from Internet access providers and telephone companies.

QUESTIONS AND ANSWERS ABOUT THE COMPANY

Q:	How is Management Structured?

A:	We operate in four reportable segments: seating, finishing, acoustics, and components.

Q:	Who Are Our Executive Officers for Securities and Exchange Commission (“SEC”) Purposes?

A:	Our current executive officers are as follows:

Name	Age	Position
David C. Westgate	53	Chief Executive Officer, Director
Stephen L. Cripe	58	Chief Financial Officer, until April 20, 2015
Sarah C. Sutton	43	Chief Financial Officer, effective April 20, 2015
David A. Cataldi	58	President, Acoustics Segment
John J. Hengel	56	Vice President of Finance, Treasurer and Assistant Secretary
William P. Schultz	40	General Counsel and Secretary
Srivas Prasad	46	President, Seating Segment
Dr. Florestan von Boxberg	53	President, Finishing Segment

David C. Westgate has been our Chief Executive Officer and a director since June 30, 2014, and previously served as Jason Incorporated’s President and Chief Executive Officer since 2004, and as its Chairman since 2008. Prior to joining Jason Incorporated, Mr. Westgate served as President and Chief Executive Officer at Rieter Automotive Systems, a leading global supplier of systems solutions for the automotive industry, as well as President and Chief Executive Officer at Solvay Automotive, Inc./Inergy Automotive Systems LLC, a leading global supplier of fuel and air management systems for the automotive industry. Mr. Westgate sits on the Board of Directors of Netshape Technologies, LLC and the Boys & Girls Clubs of Greater Milwaukee. He holds a Master of Business Administration from the University of Notre Dame.

Stephen L. Cripe has served as our Chief Financial Officer since June 30, 2014 and previously served in the same position of Jason Incorporated since 2007. Prior to joining Jason Incorporated, he was Chief Financial Officer of Gear Products at Rexnord Industries from 2005 to 2006. Mr. Cripe served as Group Controller of The Manitowoc Company, Inc. from 2003 to 2005 (Manitowoc acquired Grove Worldwide in 2002), as Vice President and CFO of Grove Worldwide from 1998 to 2003, and as Vice President-Finance at Tenneco Automotive from 1995 to 1998. Mr. Cripe holds a Bachelor of Business Administration in accounting from Marquette University, and is a member of the American Institute of Certified Public Accountants. Mr. Cripe is retiring from the Company and will resign as Chief Financial Officer effective April 20, 2015, and will remain an employee through his anticipated retirement date of May 31, 2015.

Sarah C. Sutton has been elected as our Chief Financial Officer, effective April 20, 2015. Prior to joining Jason, Ms. Sutton served as Vice President, Financial Planning and Analysis at Regal-Beloit Corporation, a manufacturer of electric motors, generators and controls, as well as mechanical motion control products, from 2011 until April 2015. Ms. Sutton previously served as Chief Financial Officer of A.O. Smith Corporation’s Electrical Products Company (“EPC”), a manufacturer of electric motors for residential and commercial applications, from 2002 until EPC was acquired by Regal-Beloit in 2011. Ms. Sutton began her career as an accountant at KPMG. Ms. Sutton earned a Bachelor of Science in administration, with an accounting concentration, from California State University, San Bernardino, and an Executive Master of Business Administration from Northwestern University, Kellogg School of Management.

David A. Cataldi has served as the President of our Acoustics segment since June 30, 2014 and previously served as President of Acoustics since 2005 and President of Components since 2011 at Jason Incorporated. Prior to joining Jason Incorporated, Mr. Cataldi worked at Sanmina-SCI, developing its automotive business. Before that, he served in various leadership roles at Textron for 18 years. Mr. Cataldi holds a Bachelor of

Engineering in industrial engineering from Youngstown State University and a Master of Business Administration from Southern New Hampshire College.

John J. Hengel has served as our Vice President of Finance, Treasurer and Assistant Secretary since June 30, 2014 and previously served as Vice President of Finance of Jason Incorporated since 1999. Prior to joining Jason Incorporated, he was a director in the audit and business advisory services practice at PricewaterhouseCoopers LLP from 1992 to 1999. Mr. Hengel is a Certified Public Accountant and a member of both the American and Wisconsin Institutes of Certified Public Accountants. He holds a Bachelor of Science in accounting from Carroll University.

William P. Schultz has served as our General Counsel and Secretary since June 30, 2014 and previously served as the General Counsel of Jason Incorporated since 2007. Prior to joining Jason Incorporated, he was an attorney in the Business Law Department of Reinhart Boerner Van Deuren s.c. from 2000 to 2007. Mr. Schultz earned a Bachelor of Arts in political science and philosophy from the University of Wisconsin-Madison in 1997 and graduated cum laude from the University of Wisconsin Law School in 2000.

Srivas Prasad has served as the President of our Seating segment since June 30, 2014 and previously served in the same position of Jason Incorporated since April 2014. Prior to serving as the President of the Seating segment, he served as Vice President—Business Development at Jason Incorporated from 2011 to 2014 and held key leadership positions in Jason Incorporated’s Acoustics segment from 2006 to 2010. Mr. Prasad holds a Bachelor’s degree in engineering from Bangalore University and a Masters in engineering from Lamar University.

Dr. Florestan von Boxberg has served as the President of our Finishing segment since June 30, 2014 and previously served in the same position of Jason Incorporated since 2010 and was president of Osborn Unipol International, where he started in 2006. He holds a Master of Business Administration and a Ph.D. in economics from the University of Hamburg.

Q:	Where Can I Find Corporate Governance Materials for Jason?

A:
The Corporate Governance page of our website at http://www.jasoninc.com contains our Corporate Governance Guidelines, our General Code of Ethics, the charters for the Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee, our By-laws and a list of the members of the Board of Directors. We are not including the information available through our website as a part of this Proxy Statement. As a stockholder, you can request paper copies of the documents found on the Corporate Governance page of our website at any time by contacting our Investor Relations Department by: (a) mail at Jason Industries, Inc., Attention: Investor Relations, 411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, (b) telephone at 414-277-9300 or (c) email at investors@jasoninc.com. If you access documents electronically, you should understand that there might be costs to access materials electronically that you must bear, such as usage charges from Internet access providers and telephone companies.

Q:	How May Stockholders or Other Interested Parties Contact the Members of the Board of Directors?

A:
The Corporate Governance page of our website lists the current members of the Board of Directors. Stockholders and other parties interested in communicating with Jeffry N. Quinn, the Chairman of the Board, or any other director may do so by writing in care of our Secretary, 411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202. We open and forward all mail to the director or directors specified in the communication.

Q:	How May I Recommend a Candidate to serve on the Board of Directors?

A:
Stockholders may recommend candidates for consideration by the Corporate Governance and Nominating Committee at any time by writing to the Chairman of the committee in care of our Secretary at the above address. To enable the committee to consider a stockholder recommendation in connection with the 2016 annual meeting of stockholders, we must receive the recommendation on or before February 20, 2016. Under “Corporate Governance Principles and Board Matters—Board Committees—Corporate Governance and Nominating Committee,” we discuss the criteria that the Corporate Governance and Nominating Committee considers when identifying and recommending new candidates to serve on the Board.

PROPOSALS TO BE VOTED ON

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board is divided into three classes. Each year, the stockholders elect one class of directors for a term of three years.

The Board currently consists of nine members: three with terms that expire at the Annual Meeting (Class I Directors), three with terms that expire at the 2016 annual meeting of stockholders (Class II Directors) and three with terms that expire at the 2017 annual meeting of stockholders (Class III Directors).

Of the three director nominees that the Board of Directors has nominated, whom we identify below, all are currently Class I Directors. All three nominees have advised us that they will serve if elected.

Below, we provide the following information for each member of the Board of Directors:

•	age as of March 24, 2015;

•	principal occupations for at least the past five years;

•	the names of any other public companies where the nominee or director currently serves as a director or has served during the past five years; and

•	the particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve, or continue to serve, as a director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING THREE NOMINEES.

Nominees of the Board of Directors for election as Class I Directors for terms expiring at the 2018 Annual Meeting:

James P. Heffernan, 69, has been a director of the Company since August 2013. He has served as a member of the Board of Directors of United Natural Foods, Inc. (NASDAQ: UNFI), a distributor of natural and organic foods, since 2000, and as a member of the Board of Directors of Command Security Corp. (AMEX: MOC), a provider of uniformed security officers, aviation security services, and support security services to commercial, financial, industrial, aviation, and governmental customers in the United States, since 2010. Mr. Heffernan currently serves as Lead Independent Director, Chairman of the Compensation Committee and as a member of the Audit Committee of United Natural Foods, and as Chairman of the Audit Committee and as a member of the Compensation Committee and Nominating and Corporate Governance Committee of Command Security. Previously, Mr. Heffernan served as a member of the Board of Directors of Solutia Inc. (formerly NYSE: SOA), a performance materials specialty chemical manufacturer with global operations, from 2008 until its acquisition by Eastman Chemical Co. in 2012. From 1998 to 2012, Mr. Heffernan served as Vice Chairman and as a Trustee of the New York Racing Association, the governing body for thoroughbred racing at Belmont, Aqueduct and Saratoga. Prior to that, Mr. Heffernan served as Chief Financial Officer, Chief Operating Officer and as a member of the Board of Directors of Danielson Holding Corporation, which had ownership interests in a number of insurance and trust operations, from 1990 to 1996. He also served as a member of the Board of Directors and as Chairman of the Finance Committee of Columbia Energy Group (n/k/a NiSource, Inc.) (formerly NYSE: CG), a vertically integrated gas company, from 1993 to 2000 and as a member of the Board of Directors of Baldwin Piano & Organ Co. from 2000 to 2001. Prior to that, Mr. Heffernan served as President of WHR Management Corp., as General Partner of Whitman Heffernan & Rhein Workout Funds and as President of Whitman Heffernan & Rhein & Co., Inc., an investment banking firm specializing in corporate reorganizations, from 1987 to 1996. Prior to joining WHR Management Corp., Mr. Heffernan was an attorney with the New York based law firm Anderson, Kill & Olick, PC., where he specialized in corporate reorganizations. Mr. Heffernan received a Bachelor of Arts from LeMoyne College and a Juris Doctor from Fordham University School of Law.

Mr. Heffernan is well qualified to serve as a director due to, among his other experience, skills and qualifications, his background in specialty chemicals and performance materials manufacturing, as well as his experience in public and private company governance (including his service on audit committees) and investment banking.

James M. Sullivan, 54, has been a director of the Company since June 30, 2014. He has been Executive Vice President and Chief Financial Officer of Joy Global, Inc. (NYSE: JOY), a manufacturer and servicer of high productivity mining equipment, since 2012, and has global responsibility for the company’s finances and accounting. Mr. Sullivan previously served as Chief Financial Officer of Solutia, Inc. from 2004 until its acquisition by Eastman Chemical Company in 2012. Mr. Sullivan also served as an Executive Vice President of Solutia and previously served as Senior Vice President from 2004 through 2009 and as Treasurer from 2004 through 2011. Mr. Sullivan also served as Solutia’s Vice President and Controller from 1999 through 2004. Mr. Sullivan was responsible for Solutia’s finance activities, including controllership, internal audit, investor relations, tax, treasury, risk management, credit and collections, acquisitions and divestitures and information technology. Mr. Sullivan earned a Bachelor of Science in Business Administration and Finance from St. Louis University and his Master of Business Administration from Washington University.

Mr. Sullivan is well qualified to serve as a director due to, among his other experience, skills and qualifications, his background in public company finance and accounting.

James F. Stern, 52, has been a director of the Company since June 30, 2014. He has served since 2007 as Executive Vice President, General Counsel and Secretary of A. O. Smith Corporation (NYSE: AOS), a leading global innovator and manufacturer of residential and commercial water heating and treatment equipment. As a member of the executive management team, Mr. Stern focuses on strategy, corporate development activities and operations oversight; as General Counsel and Secretary, he is responsible for the legal, compliance, government affairs, securities and governance functions of A. O. Smith. Prior to joining A. O. Smith, he was a partner with Foley & Lardner LLP, concentrating on mergers and acquisitions for public and private companies and advising corporate clients on a variety of governance, commercial and strategic matters. He also was previously an attorney with Latham & Watkins LLP and clerked for the Honorable Pasco M. Bowman III of the United States Eighth Circuit Court of Appeals. Mr. Stern served as a member of the Board of Directors of the Polar Ware Company, a privately-held manufacturer of restaurant wares and beverage dispensing machines from 2007 until its sale in 2012, and currently serves on the Board of Directors of the National Association of Manufacturers and the Milwaukee-based Water Council. He also serves on a number of charitable boards, including the Archdiocese of Milwaukee and the Fleck Foundation. Mr. Stern graduated from the University of Notre Dame (Bachelor of Arts), Northwestern University School of Law (Juris Doctor), and the Advanced Management Program at the Harvard Business School.

Mr. Stern is well qualified to serve as a director due to, among his other experience, skills and qualifications, experience advising companies on corporate transactions and corporate governance issues.

Incumbent Directors Not Standing for Election at the Annual Meeting:

Class II Directors—Terms Expiring at 2016 Annual Meeting of Stockholders

Robert H. Jenkins, 72, has been a director of the Company since June 30, 2014. He is the retired Chairman and Chief Executive Officer of Sundstrand Corporation, a diversified international company and the leading global supplier of aircraft electric generating systems for the aerospace industry. In 1999, Sundstrand merged with United Technologies Corporation. Prior to joining Sundstrand, Mr. Jenkins was Executive Vice President of Illinois Tool Works Inc., where he served for seventeen years in various business leadership roles. Mr. Jenkins began his career with E.I. du Pont de Nemours & Company in 1966. Mr. Jenkins is the former Chairman of the Board of AK Steel Holding Corporation (NYSE: AKS), where he currently serves as Lead Director, Chairman of the Nominating and Governance Committee and as a member of the Management Development and Compensation Committee. He is also a member of the Board of Directors for Acco Brands Corporation (NYSE: ACCO), where he serves as Presiding Independent Director. Mr. Jenkins also serves on the Board of Directors of CLARCOR, Inc. (NYSE: CLC), where he serves on the Compensation Committee and on the Directors Affairs/Corporate Governance Committee. In 2003, Mr. Jenkins was selected by Board Alert as one of the year’s seven outstanding directors in the United States. He is a past member of the Board of Trustees for the Manufacturers Alliance and the National Association of Manufacturers. He is a Regent Emeriti for the Milwaukee School of Engineering and a past member of the Economic Club of Chicago. Mr. Jenkins received his Bachelor of Science degree in Business Administration from the University of Wisconsin.

Mr. Jenkins is well qualified to serve as a director due to, among his other experience, skills and qualifications, his service on other boards of directors and background in manufacturing.

Vincent L. Martin, 75, has been a director of the Company since June 30, 2014, and previously served as a director of Jason Incorporated since co-founding Jason Incorporated in 1985. Mr. Martin served as Chairman and CEO of Jason Incorporated until 1999 and as Chairman until 2004, when he retired. In addition to being a director of the Company, he serves on the Board of Directors of Husco International. Previously, he served as a member of the Board of Directors of Modine Manufacturing Company (NYSE: MOD), a diversified global leader in thermal management technology and solutions, from 1992 to 2011, and Proliance International, Inc. (formerly NYSE Amex: PLI), a global manufacturer and distributor of aftermarket heat transfer and temperature control products, from 2005 to 2010. He is a past Board chair of the Milwaukee Repertory Theater, the United Performing Arts Fund, and the United Way of Greater Milwaukee, and is currently active with a variety of non-profit organizations. Mr. Martin received a Bachelor of Science in Industrial Engineering from Stanford university and a Master in Business Administration from Harvard University.

Mr. Martin is well qualified to serve as a director due to, among his other experience, skills and qualifications, his history with the Company and Jason Incorporated, as well as his background and experience in the manufacturing industries.

Dr. John Rutledge, 66, has been a director of the Company since August 2013 and is the founder of Rutledge Capital, a private equity investment firm that invests in U.S. middle market manufacturing, distribution, and service companies, and has served as its Chairman since 1990. Dr. Rutledge has also served as Chief Investment Strategist for Safanad Inc., an investment firm based in New York, since its inception in 2008. He also has served as Senior Research Fellow at Claremont Graduate University since 2010, where he teaches economics and finance. Dr. Rutledge also has served as a CNBC Contributor since 2009. In addition, Dr. Rutledge is an Honorary Professor at the Chinese Academy of Sciences in Beijing and Chief Advisor for Finance and Investment to the Governor of the Haidian District in Beijing. In addition to his many advisory and Board roles, Dr. Rutledge has written for Forbes.com and TheStreet.com. He also wrote the Forbes’ Business Strategy column from 1992 to 2002. He founded Claremont Economics Institute, an economic advisory business, in 1978 and served as its Chairman from 1979 to 1991. Dr. Rutledge currently serves on the Board of Quinpario Acquisition Corp. 2 (NASDAQ: QPACU), a blank check company formed for the purpose of entering into a business combination. Dr. Rutledge also serves on the Board of Trident USA Health Services Inc., a privately-owned medical services company. Dr. Rutledge has served as the director of a number of companies, including: American Standard (formerly NYSE: ASD), a manufacturer of plumbing, air conditioning, and automotive products; Earle M. Jorgensen Company (formerly NYSE: JOR), the largest independent distributor of metal products in North America; Lazard Freres Funds, a mutual fund; Amerindo Investment Fund, a mutual fund; CROM Corporation, a designer and manufacturer of pre-stressed concrete tanks; AdobeAir, a manufacturer of heating and cooling products; StairMaster, a manufacturer of fitness products; Fluidrive, a manufacturer of steerable, hydraulic axles for the agricultural and trucking industries; CST, a manufacturer of paper office products; Ellis Communications, an operator of television and radio companies; General Medical, a supplier of medical products; United Refrigeration, an operator of cold storage warehouses for the food industry; and Framed Picture Enterprise, a retailer in the framed art business. Dr. Rutledge was one of the principal architects of the Reagan economic plan in 1981 and was an adviser to the Bush White House on tax policy from 2001 to 2004. Dr. Rutledge began his career as a professor of economics at Tulane University and Claremont McKenna College. He holds a Bachelor of Arts from Lake Forest College and a Ph.D. from the University of Virginia.

Dr. Rutledge is well qualified to serve as a director due to, among his other experience, skills and qualifications, his academic background as well as his experience in public and private company governance.

Class III Directors—Terms Expiring at 2017 Annual Meeting of Stockholders

Edgar G. Hotard, 71, has been a director of the Company since August 2013. Mr. Hotard has served as a Venture Partner at ARCH Venture Partners, a provider of seed / early stage venture capital for technology firms in life sciences, physical sciences and advanced materials, since 2002. He also has served as an Advisor to SIAD Macchine Impianti S.p.A. (“SMI”), a global supplier of compressors and air separation equipment, since 2010, and as Executive Chairman of SIAD Engineering (Hangzhou) Co. Ltd., the China subsidiary of SMI, since December 2012. He has served as a Senior Consultant to Warburg Pincus, a global private equity firm, since 2013. Previously, Mr. Hotard served as an Operating Partner at HAO Capital, a private equity firm based in Beijing and Hong Kong, from 2010 to 2013, Mr. Hotard served as an advisor to the Asia practice of Monitor Group, a global strategy-consulting firm, and as non-executive Chairman of Monitor Group (China), from 2000 to 2010. Prior to that, Mr. Hotard served as President and Chief Operating Officer of Praxair, Inc. (“Praxair”) (NYSE: PX), a worldwide provider of industrial gases, including atmospheric, process and specialty gases, from 1992 until his retirement in 1999. In 1992, he co-led the spin-off of Praxair from Union Carbide Corporation (formerly NYSE: UK), a commodity and specialty chemical and polymers company where he served as Corporate Vice President from 1990 to 1992. Since 2006, Mr. Hotard has served as a member of the Board of Directors of Albany International Corp. (NYSE: AIN), a global advanced materials processing company serving the paper and aerospace industry, where he currently serves as Chairman of the Audit Committee and as a member of the Governance Committee. Mr. Hotard has also served as a member of the Board of Directors of Baosteel Metals, Ltd., a subsidiary of Baosteel Group Co. Ltd., since 2013. Mr. Hotard also serves on the Board of Quinpario Acquisition Corp. 2 (NASDAQ: QPACU), a blank check company formed for the purpose of entering into a business combination. Previously, he served as a member of the Board of Directors of various public companies, including Global Industries Inc. (formerly NASDAQ: GLBL), a global offshore oil and gas engineering and construction service company, from 1999 to 2011; Solutia Inc. (formerly NYSE: SOA), a performance materials specialty chemical manufacturer with global operations, from 2011 to 2012; and Shona Energy Company, Inc. (formerly TSX-V: SHO), an oil and natural gas exploration, development and production company, from 2011 to 2012. In addition, Mr. Hotard was a founding sponsor of the China Economic and Technology Alliance and a joint MBA program between Renmin University, Beijing, China and the School of Management of the State University of Buffalo, New York. Mr. Hotard earned a Bachelor of Science degree in engineering from Northwestern University.

Mr. Hotard is well qualified to serve as a director due to, among his other experience, skills and qualifications, his background in advanced materials manufacturing, as well as his experience in public company governance.

Jeffry N. Quinn, 56, is currently a director and the Chairman of our Board of Directors. Prior to the Business Combination, Mr. Quinn served as President, Chief Executive Officer and Chairman of the Company from inception in May 2013 until June 30, 2014. He is also the founder, Chairman, Chief Executive Officer and Managing Member of the Sponsor’s managing member, Quinpario Partners LLC, and has served in such role since 2012. Prior to forming Quinpario Partners LLC, Mr. Quinn was President, Chief Executive Officer and Chairman of the Board of Solutia Inc. (formerly NYSE: SOA), a global specialty chemical and performance materials company. From 2004 to 2012, Mr. Quinn served as the President and Chief Executive Officer of Solutia, and served as the Chairman of the Board from 2006 to 2012. Mr. Quinn became President and Chief Executive Officer of Solutia after it had filed for bankruptcy in 2003. Over eight years as CEO of Solutia, Mr. Quinn oversaw its transformation from a domestically oriented commodity chemical company to one of the world’s leading specialty chemical firms. Solutia was sold to Eastman Chemical in 2012. Mr. Quinn joined Solutia in 2003 as Executive Vice President, Secretary, and General Counsel. In mid-2003 he added the duties of Chief Restructuring Officer to help prepare the company for its eventual filing for reorganization under Chapter 11 (Solutia emerged from bankruptcy in 2008). During his tenure at Solutia, the company completed a number of divestitures and acquisitions as it reshaped its portfolio of businesses. It also completed a number of debt and equity offerings. Prior to joining Solutia, Mr. Quinn was Executive Vice President, Chief Administrative Officer, Secretary and General Counsel for Premcor Inc. (formerly NYSE: PCO), which at the time was one of the nation’s largest independent refiners. At that time Premcor was a portfolio company of Blackstone Capital Partners, a private equity fund. As general counsel of Premcor, Mr. Quinn was involved in the company’s initial public offering and listing on the New York Stock Exchange in 2002. Premcor was eventually sold to Valero Energy Corporation (NYSE: VLO) in 2005. Prior to Premcor, Mr. Quinn was Senior Vice President-Law & Human Resources, Secretary and General Counsel for Arch Coal, Inc. (NYSE: ACI). Mr. Quinn started at Arch Coal in 1986 when it was known as Arch Mineral Corporation. He became General Counsel in 1989. For the next eleven years, Mr. Quinn was a member of the executive management team that grew Arch from a small regional coal producer to the nation’s second largest coal company. Mr. Quinn was involved in a number of mergers and acquisitions at Arch Coal as well as the company’s initial public offering in 1997. Mr. Quinn is currently a member of the Board of Directors of Tronox Limited (NYSE: TROX), a fully integrated producer and marketer of titanium ore and titanium dioxide pigment, Ferro Corporation (NYSE: FOE), a global supplier of technology-based performance materials and chemicals for manufacturers, and W.R. Grace & Co. (NYSE: GRA), a global supplier of catalysts, engineered and packaging materials and specialty construction chemicals and building materials. Mr. Quinn currently serves as Chairman of the Human Resources and Compensation Committee of Tronox, as a member of the Compensation and Strategy Committees of Ferro and as Chairman of the Compensation Committee and as a member of the Audit, Nominating and Governance and Corporate Responsibility Committees of W.R. Grace. Mr. Quinn is also the Chairman of the Board of Quinpario Acquisition Corp. 2 (NASDAQ: QPACU), a blank check company formed for the purpose of entering into a business combination. Mr. Quinn received both a Bachelor’s degree in Mining Engineering and a Juris Doctorate degree from the University of Kentucky.

Mr. Quinn is well qualified to serve as Chairman of our Board of Directors due to, among his other experience, skills and qualifications, his background in specialty chemicals and performance materials manufacturing, his mergers and acquisitions experience, and his experience in public company governance.

David C. Westgate, 53, has been our Chief Executive Officer and a director since June 30, 2014, and previously served as Jason Incorporated’s President and Chief Executive Officer since 2004, and as its Chairman since 2008. Prior to joining Jason Incorporated, Mr. Westgate served as President and Chief Executive Officer at Rieter Automotive Systems, a leading global supplier of systems solutions for the automotive industry, as well as President and Chief Executive Officer at Solvay Automotive, Inc./Inergy Automotive Systems LLC, a leading global supplier of fuel and air management systems for the automotive industry. Mr. Westgate sits on the Board of Directors of Netshape Technologies, LLC and the Boys & Girls Clubs of Greater Milwaukee. He holds a Master of Business Administration from the University of Notre Dame.

Mr. Westgate is well qualified to serve as a director due to, among his other experience, skills and qualifications, his background and experience in the automotive supply and manufacturing industries.

PROPOSAL 2:
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules contained in Item 402 of the SEC’s Regulation S-K. The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section and the accompanying executive compensation tables and narrative discussion contained in this Proxy Statement. The Company asks that you support the compensation of our named executive officers as so disclosed. Because your vote is advisory, it will not be binding on the Compensation Committee, the Board or the Company. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. See also “Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation” below regarding a separate vote on how frequently such advisory votes will be held in the future.

As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program is designed to attract, motivate and retain talented and experienced executives, reward executives who are critical to the Company’s success, align the interests of our executive officers and stockholders, recognize the contributions each executive makes to the Company’s success, foster a shared commitment among executives and incentivize executive officers to manage the business to meet long-range objectives. A significant portion of our executive officers’ compensation has historically been at risk, reflecting our belief that individuals should be rewarded for performance that contributes to the Company achieving its long-term and short-term strategic business objectives. In addition, the Company also seeks to reward its executive officers for operating performance, as well as the accomplishment of strategic corporate goals and personal performance goals. We believe the Company’s compensation program as a whole is well suited to promote the Company’s objectives in both the long-term and short-term.

Following our transition from a privately-held corporation, controlled by private equity owners, to a public company, we believe that our executive compensation arrangements should continue to employ a strong pay-for-performance philosophy for our entire executive team, including our named executive officers. Following the Business Combination, our compensation program was structured to continue to place a significant portion of our executive officers’ compensation at risk through the annual cash bonus opportunities provided under our Management Incentive Compensation Plan as well as through the multi-year awards of performance-based restricted stock units that are tied to the achievement of certain earnings-related growth and stock price performance targets that were granted in connection with the Business Combination. Additionally, our named executive officers have each “rolled over” a significant portion of their gains realized in 2014 from the Business Combination, thereby creating further alignment with the interests of our stockholders.

We believe that our pay-for-performance objectives result in compensation that reflects our years of prior significant growth, successful execution and performance and value creation that was realized upon the consummation of the Business Combination, as well as the financial results and other performance objectives described in the Compensation Discussion and Analysis. Accordingly, the following resolution will be submitted to our stockholders for approval at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

Proxies solicited by the Board will be voted “FOR” approval of the compensation of our named executive officers unless a stockholder specifies otherwise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3:
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to approve, on a non-binding, advisory basis, the frequency of the advisory vote on the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules contained in Item 402 of the SEC’s Regulation S-K. Stockholders may choose to approve holding an advisory vote on the compensation of our named executive officers annually, biennially or triennially. Accordingly, we are asking stockholders whether the advisory vote should occur every year, once every two years or once every three years.

After considering each option for the frequency of future advisory votes to approve the compensation of our named executive officers, the Board recommends that stockholders vote in favor of holding an advisory vote to approve the compensation of our named executive officers at our annual meeting of stockholders every year. In voting on the frequency of future advisory votes, stockholders should be aware that they are not voting “for” or “against” the Board’s recommendation. Rather, stockholders will be casting votes to recommend that future advisory votes be held every year, every two years or every three years, or stockholders may abstain entirely from voting on the proposal.

The frequency option that receives the most votes from stockholders will be considered by the Board and Compensation Committee as the stockholders’ recommendation as to the frequency of future advisory votes, and the Board intends to follow the outcome of this vote when making determinations regarding the frequency of future advisory votes to approve the compensation of our named executive officers.

Proxies solicited by the Board will be voted for approval of a frequency of EVERY YEAR unless a stockholder specifies otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR HOLDING FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION “EVERY YEAR.”

PROPOSAL 4:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, an independent registered public accounting firm, performed an audit of our consolidated financial statements for the fiscal year ended December 31, 2014. The Audit Committee has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the 2015 fiscal year, and the Audit Committee is presenting this selection to stockholders for ratification. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

If PricewaterhouseCoopers LLP declines to act as our independent registered public accounting firm or the Audit Committee does not want to use PricewaterhouseCoopers LLP as our independent registered public accountant, the Audit Committee will appoint another independent registered public accounting firm. If the stockholders do not ratify the engagement of PricewaterhouseCoopers LLP at the Annual Meeting, then the Audit Committee will reconsider its selection of PricewaterhouseCoopers LLP.

On June 30, 2014, Rothstein Kass, our independent registered public accounting firm prior to the Business Combination, was dismissed as the Company’s independent registered public accounting firm. In connection with the closing of the Business Combination, the Audit Committee and the Board of Directors approved changing accounting firms and on July 24, 2014 the Company engaged PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for periods subsequent to the Business Combination. PricewaterhouseCoopers LLP was the independent registered public accounting firm of Holdings.

The audit report of Rothstein Kass on the balance sheet as of December 31, 2013, and the related statements of operations, changes in stockholders’ equity and cash flows of the Company for the period from May 31, 2013 (inception) to December 31, 2013 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of Rothstein Kass on the financial statements for the aforementioned period did contain an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the period from May 31, 2013 (inception) to December 31, 2013, and in connection with the audit of the Company’s financial statements for the year ended December 31, 2013 and through the subsequent interim period ended June 30, 2014, there were no: (1) disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedure, which disagreements if not resolved to its satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from May 31, 2013 (inception) to December 31, 2013, and through the subsequent interim period preceding PricewaterhouseCoopers LLP’s engagement, the Company did not consult with PricewaterhouseCoopers LLP on either (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that may be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in item 304(a)(1)(v) of Regulation S-K. In addition, PricewaterhouseCoopers LLP did not provide any written or oral advice to the Company that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Principal Accountant Fees and Services

The fees we incurred for services that our independent registered public accounting firms provided in each of the last two fiscal years are listed in the following table:

	2014	2013
Audit fees	$ 2,812,000	$ 80,000
Audit-related fees	760,000	—
Tax fees	70,000	5,000
All other fees	194,000	—
	$ 3,836,000	$ 85,000

2014 fees are for services provided by PricewaterhouseCoopers LLP. Audit fees included fees for the audit of our consolidated financial statements, the audit of the Business Combination purchase accounting valuation, audits of predecessor and successor periods, quarterly interim reviews and foreign statutory audits. Audit-related fees included transaction advisory services related to the Business Combination. Tax fees included tax advice, planning, compliance and transaction consulting and foreign tax filings. All other fees included foreign statutory compilation services as well as other permitted advisory services.

2013 fees are for services provided by Rothstein Kass for Quinpario Acquisition Corp., a special purpose acquisition company, prior to the Business Combination. Audit fees included fees for the audit and quarterly interim reviews of our financial statements as well as services related to our initial public offering such as comfort letters and procedures related to consents and reviews of documents that we filed with the SEC. Tax fees included services in connection with our tax returns.

The Audit Committee charter requires that the Audit Committee pre-approve all services provided by our independent registered public accounting firm. In selecting PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, the Audit Committee reviewed all 2014 audit services provided by PricewaterhouseCoopers LLP to make sure they were compatible with maintaining the independence of PricewaterhouseCoopers LLP. There were no additional non-audit services performed in 2013 or 2014.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board of Directors and management do not intend to bring any matters before the Annual Meeting other than those to which we referred in the Notice of Annual Meeting and this Proxy Statement. If any other matters come before the Annual Meeting, the persons named on the proxy cards intend to vote the shares that stockholders have authorized those persons to vote in accordance with their judgment on those matters. To bring business before an annual meeting, a stockholder must give written notice to our Secretary before the meeting and comply with the terms and time periods that our Bylaws specify (see “Stockholder Proposals”). No stockholder has given written notice to our Secretary of a desire to bring business before the Annual Meeting in compliance with the terms and time periods that our Bylaws specify.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Independent Directors

Messrs. Heffernan, Hotard, Jenkins, Martin, Quinn, Stern, Sullivan and Dr. Rutledge qualify as independent directors in accordance with the listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, as further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

The Board, in making its independence determination with respect to Mr. Quinn, considered his service as the President and Chief Executive Officer of the Company prior to the Business Combination. At that time, the Company was a special purpose acquisition company. Mr. Quinn was not an employee of the Company, received no compensation for his service as an executive officer and his service as an executive officer ended at the time of the Business Combination. In addition, the Board considered the relationships with the Sponsor and Quinpario Partners LLC described below in “Certain Relationships and Related Party Transactions.”

For the period prior to the Business Combination, the board of directors of Quinpario Acquisition Corp. determined that Messrs. Heffernan, Hotard and Dr. Rutledge, as well as the then directors Walter Thomas Jagodinski and Ilan Kaufthal, qualified as independent directors in accordance with the listing requirements of NASDAQ. Messrs. Jagodinski and Kaufthal resigned as directors upon closing of the Business Combination. The board of directors of Jason Partners Holdings LLC, the seller in the Business Combination, was not subject to any stock exchange listing or SEC independence rules.

Board Committees

The Board’s standing committees currently consist of an Audit Committee, Compensation Committee and a Corporate Governance and Nominating Committee. Each of the committees report to the Board as they deem appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The Audit Committee met seven times during 2014.

The Board has adopted a written charter for the Audit Committee, which is available on our corporate website at www.jasoninc.com. The Audit Committee charter provides that the Audit Committee shall provide assistance to the Board in fulfilling its oversight responsibility relating to:

•	the integrity of our financial statements and our financial reporting process;

•	the systems of internal accounting and financial controls;

•	the performance of our internal audit function and independent auditor;

•	the independent auditor’s qualifications and independence; and

•	our compliance with legal and regulatory requirements.

The Audit Committee charter also provides that the Audit Committee shall prepare any reports that SEC rules require to be included by it in our annual proxy statement and other filings.

The Audit Committee consists of Messrs. Heffernan, Rutledge, and Sullivan, with Mr. Sullivan serving as the Chair. The Board has determined that Messrs. Heffernan, Rutledge, and Sullivan qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. The Board has also determined that Mr. Sullivan qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K.

Compensation Committee

The Compensation Committee met two times during 2014.

The Board has adopted a written charter for the Compensation Committee, which is available on our corporate website at www.jasoninc.com. The Compensation Committee charter provides that the Compensation Committee’s primary purpose and responsibilities are:

•
to review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, to evaluate the Chief Executive Officer’s performance according to these goals and objectives and to determine and approve the Chief Executive Officer’s compensation level based on this evaluation;

•	to screen and recommend to the Board for approval individuals qualified to become Chief Executive Officer of the Company;

•
to recommend to the Board for approval total compensation for the members of the Board and to approve total compensation for senior executive officers (being the Chief Executive Officer and the Chief Financial Officer), including oversight of all senior executive benefit plans;

•	to oversee our general incentive-compensation plans and equity-based plans; and

•	to produce a compensation committee report on executive compensation, as required by the SEC.

The Compensation Committee consists of Messrs. Heffernan, Jenkins, and Stern, with Mr. Jenkins serving as the Chair.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee met three times during 2014.

The Board has adopted a written charter for the Corporate Governance and Nominating Committee, which is available on our corporate website at www.jasoninc.com. The Corporate Governance and Nominating Committee charter provides that the Corporate Governance and Nominating Committee’s primary purpose and responsibilities are:

•
to develop and recommend qualification standards and other criteria for selecting new directors, identify individuals qualified to become Board members consistent with qualification standards and other criteria approved by the Board and recommend to the Board such individuals as nominees to the Board for its approval;

•	to oversee evaluations of the Board, individual Board members and the Board committees; and

•	to oversee our compliance with ethics policies and consider matters of corporate governance.

The Corporate Governance and Nominating Committee typically selects director candidates based on their integrity and character, sound, independent judgment, track record of accomplishment in leadership roles, as well as their professional and corporate expertise, skills and experience. Criteria that are typically considered by the Board in the selection of directors include:

•	the independence, judgment, strength of character, reputation in the business community, ethics and integrity of the individual;

•	the business or other relevant experience, skills and knowledge that the individual may have that will enable him/her to provide effective oversight of the Company’s business;

•	the fit of the individual’s skill set and personality with those of the other Board members so as to build a Board that works together effectively and constructively; and

•
the individual’s ability to devote sufficient time to carry out his or her responsibilities as a director in light of his/her occupation and the number of boards of directors of other public companies on which he or she serves.

The specific qualities and skills required of any candidate will vary depending on our specific needs at any point in time. In considering the diversity of a candidate, the Corporate Governance and Nominating Committee will consider a variety of factors including but not limited to age, gender and ethnicity.

The Corporate Governance and Nominating Committee will consider candidates that stockholders recommend. Stockholders may recommend candidates for the committee to consider by writing to the Corporate Governance and Nominating Committee in care of our Secretary, 411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202.

Submitting a stockholder recommendation to the Corporate Governance and Nominating Committee does not ensure that stockholders will have an opportunity to vote on the stockholder’s candidate because the committee may determine not to recommend the candidate to the full Board or the full Board may determine not to recommend the candidate to stockholders.

The Corporate Governance and Nominating Committee consists of Messrs. Hotard, Jenkins, Martin, and Quinn, with Mr. Hotard serving as the Chair.

Compensation Committee Interlocks and Insider Participation

During 2014, no officer or employee served as a member of the Company’s Compensation Committee. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Board Meetings, Attendance and Annual Meeting Attendance

The Board of Directors held six meetings in 2014. All directors attended at least 75% of the meetings of the Board and the committees on which they served during the periods in which they served during 2014. Our Chairman and our Chief Executive Officer attended the special meeting held in lieu of the 2014 annual meeting of stockholders.

Unless a director has a conflict in his or her schedule, we expect all directors to attend the Annual Meeting.

Leadership Structure

Mr. Quinn is the Chairman of our Board of Directors and has served in such role since our inception in May 2013. As Chairman of the Board, Mr. Quinn serves as ex-officio member of each committee if not otherwise a member of the committee.

We separate the roles of chief executive officer and chairman of the board to allow our leaders to focus on their respective responsibilities. Mr. Westgate, our Chief Executive Officer, is responsible for setting our strategic direction and providing day-to-day leadership. Our Chairman provides guidance to our Chief Executive Officer, sets the agenda for board meetings and presides over meetings of the full board. Our Board recognizes the time, effort and energy that our Chief Executive Officer is required to devote to his position as well as the commitment required to serve as our Chairman. Our Board believes that having separate positions provides a clear delineation of responsibilities for each position and enhances the ability of each leader to discharge his duties effectively which, in turn, may enhance our prospects for success.

The Board’s Role in the Oversight of Risk

While the Board has the ultimate responsibility for oversight of the risk management process, various committees of the Board have a role in the oversight of risk management. In particular, the Audit Committee charter provides that the Audit Committee shall review and discuss policies and guidelines with respect to risk assessment and risk management, including the risk of fraud. The Audit Committee also discusses our major financial risk exposures and the steps management has taken to monitor and control such exposures. In addition, the Compensation Committee ensures that our compensation programs and policies are designed to mitigate compensation risk, as we describe further in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Code of Ethics

We have adopted a General Code of Ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. Our General Code of Ethics is available on our website at www.jasoninc.com. If we amend or grant a waiver of one or more of the provisions of our General Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our General Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address. Our website is not part of this Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 31, 2013, the Company issued 6,208,333 founder shares to the Sponsor for an aggregate purchase price of $25,000, 75,000 of which were forfeited at the closing of our Business Combination since no extension units were required to be purchased. The founder shares are identical to the shares of common stock included in the units sold in our initial public offering (the “IPO”), except that (1) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (2) our initial stockholders agreed: (i) to waive their redemption rights with respect to their founder shares, IPO placement shares and public shares in connection with the consummation of our initial business combination and (ii) to waive their redemption rights with respect to their founder shares and IPO placement shares if we failed to consummate an initial business combination within 16 months from the consummation of the IPO (or up to 24 months in case of extensions). However, our initial stockholders would have been entitled to redemption rights with respect to any public shares held if we failed to consummate a business combination within such time period. Our initial stockholders also agreed to vote any shares of common stock owned by them in favor of the Business Combination. On September 22, 2014, the Sponsor distributed all of its founder shares, IPO placement shares and IPO placement warrants to its members pursuant to an in-kind distribution for no consideration.

The initial stockholders agreed not to transfer, assign or sell any of their founder shares (except to permitted transferees) until: (i) with respect to 20% of such shares, upon consummation of the Business Combination, (ii) with respect to 20% of such shares, when the closing price of our common stock exceeds $12.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination, (iii) with respect to 20% of such shares, when the closing price of our common stock exceeds $13.50 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination, (iv) with respect to 20% of such shares, when the closing price of our common stock exceeds $15.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination and (v) with respect to 20% of such shares, when the closing price of our common stock exceeds $17.00 for any 20 trading days within a 30-trading day period following the consummation of the Business Combination or earlier, in any case, if, following the Business Combination, we engage in a subsequent transaction (1) resulting in our stockholders having the right to exchange their shares for cash or other securities or (2) involving a consolidation, merger or other change in the majority of our Board of Directors or management team in which the Company is the surviving entity.

The Sponsor, our initial stockholders and their permitted transferees that hold our founder shares, IPO placement shares and IPO placement warrants, and any shares of common stock issuable upon the exercise of the IPO placement warrants, are and will be entitled to registration rights pursuant to a registration rights agreement signed in connection with our IPO, and as amended to date. The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Business Combination.

On March 14, 2014, our Board approved, in accordance with our Certificate of Incorporation, any future advances by Quinpario Partners LLC (an affiliate of the Sponsor) or one or more of its affiliates to the Company in order to finance transaction costs associated with any business combination, including the Business Combination. Our Board resolved that any such non-interest bearing loans advanced by Quinpario Partners LLC or one or more of its affiliates may be repaid by the Company (i) using a portion of the working capital held outside our trust account or (ii) upon the consummation of a business combination using the proceeds held in our trust account. Between March 28, 2014 and March 31, 2014, $344,149 was advanced to us by Quinpario Partners LLC for transaction costs associated with the exploration of potential business combinations, including approximately $100,000 in transaction costs incurred in connection with the Business Combination. At March 31, 2014, there was $344,149 outstanding to Quinpario Partners LLC. On May 12, 2014, the Company issued an unsecured promissory note of up to $2,500,000, inclusive of the $344,149 previously advanced to the Company, to Quinpario Partners LLC. The promissory note was non-interest bearing and payable in full at the earlier of (i) December 31, 2014 or (ii) the consummation of our Business Combination. Upon the consummation of the Business Combination, all amounts outstanding under this promissory note were paid in full.

On February 13, 2015, the Company entered into an Advisory Letter Agreement with Quinpario Partners LLC by which Quinpario Partners LLC will upon request and on behalf of the Company provide certain advisory services to the Company. Pursuant to the Advisory Letter Agreement, the Company agreed to reimburse Quinpario Partners LLC reasonable and documented out-of-pocket costs incurred in providing the advisory services and to indemnify Quinpario Partners LLC and its affiliates against losses related to or arising out of the engagement. No amounts have been paid to Quinpario Partners LLC by the Company under this agreement.

On December 8, 2014, the Company entered into an Advisory Letter Agreement with Quinpario Partners LLC by which Quinpario Partners LLC provided certain advisory services to the Company in relation to exploring a potential acquisition opportunity. Pursuant to the Advisory Letter Agreement, the Company agreed to reimburse Quinpario Partners LLC up to $25,000 (or such greater amount approved by an officer of the Company) of reasonable and documented out-of-pocket costs incurred in providing the advisory services and to indemnify Quinpario Partners LLC and its affiliates against losses related to or arising out of the engagement. The Company has reimbursed Quinpario Partners LLC $19,365 pursuant to this agreement.

Commencing on August 9, 2013, the date that our securities were first listed on NASDAQ, we agreed to pay the Sponsor a total of $10,000 per month for office space, administrative services and secretarial support. Upon consummation of the Business Combination, we ceased paying these monthly fees. We also reimbursed the Sponsor $123,915 for travel costs and other administrative expenses since inception. On June 14, 2013, we issued an unsecured promissory note of up to $250,000 to our Sponsor. The loans issued under this agreement were non-interest bearing and payable in full at the earlier of (i) December 31, 2013 or (ii) the closing of our IPO. All outstanding draws against the promissory note in the aggregate amount of $232,139 were repaid at the closing of the IPO.

Jason Incorporated was a party to a Management Services Agreement dated September 21, 2010, with Saw Mill Capital LLC (“Saw Mill”) and Falcon Investment Advisors, LLC (“FIA”, and together with Saw Mill, the “Service Providers”), affiliates of Jason Incorporated’s previous majority shareholders. Such agreement, which was terminated in connection with the consummation of the Business Combination, specified certain services to be performed for Jason Incorporated. Under terms of the agreement, Jason Incorporated was to pay to the Service Providers a quarterly management fee equal to the lesser of $0.25 million (subject to an annual increase of 3% on each anniversary date of the agreement) or an amount equal to 2.25% of the twelve month trailing earnings before interest, taxes, depreciation and amortization divided by four. During the term of such agreement, the Service Providers were also entitled to receive from Jason Incorporated a transaction fee in connection with the consummation by Jason of each material, as defined, acquisition, divestiture, or refinancing, in an amount ranging from $0.15 million to $0.25 million or from 0.75% to 1.0% of defined transaction value. In addition, the Service Providers were entitled to receive from Jason Incorporated a transaction fee in connection with the sale of Jason Incorporated in an amount equal to 1% of a defined value if that defined value is in excess of a defined amount. Fees were payable in the ratio of 75% to Saw Mill and 25% to FIA. As a result of the consummation of the Business Combination, Saw Mill and FIA received, on the closing thereto, $4,039,875 and $1,346,625, respectively. Management fees and related expenses paid to the Service Providers under this agreement were approximately $1.1 million in each year for the years ended December 31, 2011, 2012 and 2013. During 2013, Jason Incorporated paid the Service Providers $2.3 million in conjunction with its February 28, 2013 refinancing transaction. In addition, fees paid to the Service Providers for other services in addition to the fees discussed above were $0.5 million and $0.1 million in 2011 and 2012, respectively. The fees paid in 2011 were paid in conjunction with the acquisition of Morton Manufacturing Company.

In connection with the closing of the Business Combination, we entered into an investor rights agreement (the “Investor Rights Agreement”) with JPHI Holdings Inc. (“JPHI”), a majority owned subsidiary of the Company, and the former owners and management of Holdings (collectively the “Rollover Participants”). The Investor Rights Agreement provides that each Rollover Participant will have the option to exchange, after the consummation of the Business Combination, all or a portion of such Rollover Participant’s shares in JPHI into the same number of shares of our common stock, as adjusted for any stock splits, stock dividends and similar transactions. The Investor Rights Agreement also contains customary registration rights of our common stock.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of transactions with related persons (as defined in paragraph (a) of Item 404 of Regulation S-K). Our policy requires that (A) any director, nominee for election as a director or officer who intends to enter into a “related person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K in which we are or will be a participant and the amount involved exceeds $120,000 and in which any related person has or will have a direct or indirect material interest) shall disclose that intention and all material facts with respect to such transaction to the Audit Committee, and (B) any other employee of the Company who intends to cause the Company to enter into any related person transaction shall disclose that intention and all material facts with respect to the transaction to his or her superior, who shall be responsible for seeing that such information is reported to the Audit Committee. No related person transaction will be entered into without the approval or ratification of our Audit Committee or another independent body of our Board of Directors. It is our policy that directors interested in a related person transaction will recuse themselves from any such vote. Our policy does not specify the standards to be applied by our Audit Committee or another independent body of our Board of Directors in determining whether or not to approve or ratify a related person transaction and we accordingly anticipate that these determinations will be made in accordance with Delaware law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known as of March 24, 2015 regarding the beneficial ownership of our common stock by:

•	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers and directors; and

•	all current executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of our common stock is based on 21,990,666 shares of common stock issued and outstanding as of March 24, 2015.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Amount of Shares of Common Stock	Percent of Class %
Name and Address of Beneficial Owners(1)
5% or Greater Stockholders
Scopus Asset Management, L.P.(2)	2,922,702	12.3%
AQR Capital Management, LLC(3)	2,331,300	9.6%
Wynnefield Partners Small Cap Value, L.P.(4)	2,115,830	9.6%
FrontFour Capital Group LLC(5)	1,985,003	8.6%
Oz Management LP(6)	1,916,051	8.3%
Terril Brothers, Inc. d/b/a Terril & Company(7)	1,568,097	6.8%
Tourbillon Capital Partners LP(8)	1,260,000	5.7%
JMB Capital Partners Master Fund L.P.(9)	1,217,700	5.2%
Davidson Kempner Partners(10)	1,202,907	5.2%
Saw Mill Capital LLC(11)	1,193,583	5.1%
Heartland Advisors, Inc.(12)	1,185,096	5.4%

Directors and Executive Officers
David C. Westgate(13)	687,574	3.0%
Stephen L. Cripe(14)	165,869	*
Srivas Prasad(15)	27,554	*
David A. Cataldi(16)	83,063	*
Dr. Florestan von Boxberg(17)	35,360	*
James P. Heffernan	53,800	*
Edgar G. Hotard(18)	161,141	*
Robert H. Jenkins	—	—
Vincent L. Martin(19)	48,709	*
Jeffry N. Quinn(20)	4,451,066	19.8%
Dr. John Rutledge(21)	100,470	*
James F. Stern	—	—
James M. Sullivan	—	—
All directors and executive officers as a group (15 persons)(21)	5,864,843	24.9%

*	Represents less than 1%.

1	Unless otherwise noted, the business address of each of the persons and entities listed above is 411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202.

2
We derived the information from a Schedule 13G that Scopus Asset Management, L.P. (“SAMLP”) filed with the Company and the SEC on September 25, 2014 and a Form 13F that SAMLP filed with the SEC on February 13, 2015. Scopus Advisors, LLC (“SALLC”) is the general partner of each of Scopus Partners, L.P. (“SPLP”), Scopus Partners II, L.P. (“SPIILP”) and Scopus Vista Partners, L.P. (“SVPLP”). SAMLP is the investment advisor to each of SPLP, SPIILP, SVPLP, Scopus Fund Ltd. (“SFL”) and Scopus Vista Fund Ltd. (“SVFL”). Scopus Capital, Inc. (“SCI”) is the general partner of SAMLP. Mr. Alex Mitchell holds 100% of the ownership interest in each of SALLC and SCI. As of December 31, 2014, each of Mr. Mitchell, SCI and SAMLP were deemed to be the beneficial owners of 1,226,800 shares of common stock and 1,695,902 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 1,226,800 shares and 1,695,902 shares underlying warrants, sole investment power over zero shares and shared investment power over 1,226,800 shares and 1,695,902 shares underlying warrants; SALLC was deemed to be the beneficial owner of 744,614 shares of common stock and 1,041,094 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 744,614 shares and 1,041,094 shares underlying warrants, sole investment power over zero shares and shared investment power over 744,614 shares and 1,041,094 shares underlying warrants; SPLP was deemed to be the beneficial owner of 119,421 shares of common stock and 159,305 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 119,421 shares and 159,305 shares underlying warrants, sole investment power over zero shares and shared investment power over 119,421 shares and 159,305 shares underlying warrants; SPIILP was deemed to be the beneficial owner of 537,353 shares of common stock and 720,325 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 537,353 shares and 720,325 shares underlying warrants, sole investment power over zero shares and shared investment power over 537,353 shares and 720,325 shares underlying warrants; SVPLP was deemed to be the beneficial owner of 87,840 shares of common stock and 161,464 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 87,840 shares and 161,464 shares underlying warrants, sole investment power over zero shares and shared investment power over 87,840 shares and 161,464 shares underlying warrants; SFL was deemed to be the beneficial owner of 455,920 shares of common stock and 612,441 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 455,920 shares and 612,441 shares underlying warrants, sole investment power over zero shares and shared investment power over 455,920 shares and 612,441 shares underlying warrants; and SVFL was deemed to be the beneficial owner of 26,266 shares of common stock and 42,367 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 26,266 shares and 42,367 shares underlying warrants, sole investment power over zero shares and shared investment power over 26,266 shares and 42,367 shares underlying warrants. Percentage based on shares of common stock outstanding as of March 24, 2015 plus 1,695,902 shares underlying warrants. Each of the reporting persons named above have a business address of 623 Fifth Avenue, 31st Floor, New York, New York 10022.

3
We derived the information from a Schedule 13G/A that AQR Capital Management, LLC, an investment adviser, filed with the Company and the SEC on February 17, 2015. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. As of December 31, 2014, AQR Capital Management, LLC was deemed to be the beneficial owner of 2,331,300 shares underlying warrants and had sole voting power over zero shares, shared voting power over 2,331,300 shares underlying warrants, sole investment power over zero shares and shared investment power over 2,331,300 shares underlying warrants. Percentage based on shares of common stock outstanding as of March 24, 2015 plus 2,331,300 shares underlying warrants. The business address of AQR Capital Management, LLC and AQR Capital Management Holdings, LLC is Two Greenwich Plaza, Greenwich, CT 06830.

4
We derived the information from a Schedule 13G that Wynnefield Partners Small Cap Value, L.P., an investment adviser, filed with the Company and the SEC on February 17, 2015. As of December 31, 2014, Wynnefield Partners Small Cap Value, L.P. was deemed to be the beneficial owner of 619,776 shares and had sole voting power over 619,776 shares, shared voting power over zero shares, sole investment power over 619,776 shares and shared investment power over zero shares; Wynnefield Partners Small Cap Value, L.P. I was deemed to be the beneficial owner of 1,015,137 shares and had sole voting power over 1,015,137 shares, shared voting power over zero shares, sole investment power over 1,015,137 shares and shared investment power over zero shares; Wynnefield Small Cap Value Offshore Fund, Ltd. and Wynnefield Capital Inc. were deemed to be the beneficial owners of 422,517 shares and had sole voting power over 422,517 shares, shared voting power over zero shares, sole investment power over 422,517 shares and shared investment power over zero shares; Wynnefield Capital, Inc. Profit Sharing Plan was deemed to be the beneficial owner of 58,400 shares and had sole voting power over 58,400 shares, shared voting power over zero shares, sole investment power over 58,400 shares and shared investment power over zero shares; Wynnefield Capital Management, LLC was deemed to be the beneficial owner of 1,634,913 shares and had sole voting power over 1,634,913 shares, shared voting power over zero shares, sole investment power over 1,634,913 shares and shared investment power over zero shares; Mr. Nelson Obus was deemed to be the beneficial owner of 2,115,830 shares and had sole voting power over 2,115,830 shares, shared voting power over zero shares, sole investment power over 2,115,830 shares and shared investment power over zero shares; and Mr. Joshua Landes was deemed to be the beneficial owner of 2,057,430 shares and had sole voting power over 2,057,430 shares, shared voting power over zero shares, sole investment power over 2,057,430 shares and shared investment power over zero shares. Messrs. Obus and Landes disclaim beneficial ownership of these shares. Percentage based on shares of common stock outstanding as of March 24, 2015. Each of the reporting persons named above have a business address of 450 Seventh Avenue, Suite 509, New York, New York 10123.

5
We derived the information from a Schedule 13G that FrontFour Capital Group LLC (“FrontFour Capital”) filed with the Company and the SEC on February 13, 2015. FrontFour Capital is the investment manager to FrontFour Master Fund, Ltd (“Master Fund”) and FrontFour Capital Corp. (“FrontFour Corp”) is the investment manager to FrontFour Opportunity Fund (“Canadian Fund”). Messrs. Stephen Loukas, David Lorber and Zachery George are the managing members and principal owners of FrontFour Capital and the principal owners of FrontFour Corp. As of December 31, 2014, FrontFour Capital was deemed to be the beneficial owner of 909,917 shares of common stock, 178,038 shares of common stock underlying warrants that are exercisable within 60 days, and 811,800 shares of common stock underlying preferred stock that is convertible within 60 days and had sole voting power over zero shares, shared voting power over 909,917 shares, 178,038 shares underlying warrants and 811,800 shares underlying preferred stock, sole investment power over zero shares and shared investment power over 909,917 shares, 178,038 shares underlying warrants and 811,800 shares underlying preferred stock; Master Fund was deemed to be the beneficial owner of 592,601 shares of common stock, 119,161 shares of common stock underlying warrants that are exercisable within 60 days, and 811,800 shares of common stock underlying preferred stock that is convertible within 60 days and had sole voting power over zero shares, shared voting power over 592,601 shares, 119,161 shares underlying warrants and 811,800 shares underlying preferred stock, sole investment power over zero shares and shared investment power over 592,601 shares, 119,161 shares underlying warrants and 811,800 shares underlying preferred stock; each of FrontFour Corp and Canadian Fund were deemed to be the beneficial owners of 66,786 shares of common stock and 18,462 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 66,786 shares and 18,462 shares underlying warrants, sole investment power over zero shares and shared investment power over 66,786 shares and 18,462 shares underlying warrants; and each of Messrs. Loukas, Lorber and George were deemed to be the beneficial owners of 976,703 shares of common stock, 196,500 shares of common stock underlying warrants that are exercisable within 60 days, and 811,800 shares of common stock underlying preferred stock that is convertible within 60 days and had sole voting power over zero shares, shared voting power over 976,703 shares, 196,500 shares underlying warrants and 811,800 shares underlying preferred stock, sole investment power over zero shares and shared investment power over 976,703 shares, 196,500 shares underlying warrants and 811,800 shares underlying preferred stock. Percentage based on shares of common stock outstanding as of March 24, 2015 plus 196,500 shares underlying warrants and 811,800 shares underlying preferred stock. The business address of FrontFour Capital and Messrs. Loukas, Lorber and George is 35 Mason Street, 4th Floor, Greenwich, CT 06830. The business address of Master Fund is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The business address of FrontFour Corp and Canadian Fund is 140 Yonge Street, Suite 305, Toronto, ON. M5C 1X6.

6
We derived the information from a Schedule 13G/A that OZ Management LP (“OZ”) filed with the Company and the SEC on February 17, 2015. Och-Ziff Holding Corporation (“OZHC”) is the sole general partner of OZ. Och-Ziff Capital Management Group LLC (“OZM”) is the sole shareholder of OZHC. Daniel S. Och is the Chief Executive Officer of OZHC and the Chief Executive Officer, Chairman and an Executive Managing Director of OZM. As of December 31, 2014, each of OZ, OZHC, OZM and Mr. Och were deemed to be the beneficial owners of 593,695 shares of common stock and 974,402 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 593,695 shares and 974,402 shares underlying warrants, sole investment power over zero shares and shared investment power over 593,695 shares and 974,402 shares underlying warrants; and OZ Master Fund, Ltd was deemed to be the beneficial owner of 1,369,031 shares of common stock, including shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 1,369,031 shares, including shares underlying warrants, sole investment power over zero shares and shared investment power over 1,369,031 shares, including shares underlying warrants. Each of the reporting persons disclaims beneficial ownership of these shares. Percentage based on shares of common stock outstanding as of March 24, 2015 plus 974,402 shares underlying warrants. OZMD has a business address of c/o State Street (Cayman) Trust, Limited, P.O. Box 896, Suite 3307, Gardenia Court, 45 Market Street, Camana Bay, Grand Cayman, Cayman Islands KY1-1103. Each of the other reporting persons named above have a business address of 9 West 57th Street, 39th Floor, New York, New York 10019.

7
We derived the information from a Schedule 13G that Terril Brothers, Inc., an investment adviser, filed with the Company and the SEC on February 4, 2015. As of December 31, 2014,Terril Brothers, Inc. was deemed to be the beneficial owner of 1,384,968 shares and had sole voting power over zero shares, shared voting power over 1,384,968 shares, sole investment power over zero shares and shared investment power over 1,384,968 shares. Percentage based on shares of common stock outstanding as of March 24, 2015. Terril Brothers, Inc. is located at 10777 Sunset Office Drive, Suite 317, St. Louis, MO 63127.

8
We derived the information from a Schedule 13G that Tourbillon Capital Partners LP filed with the Company and the SEC on February 17, 2015. Mr. Jason H. Karp is the Chief Executive Officer of Tourbillon Capital Partners LP. As of December 31, 2014, Tourbillon Capital Partners LP and Mr. Karp were deemed to be the beneficial owners of 1,260,000 shares and had sole voting power over zero shares, shared voting power over 1,260,000 shares, sole investment power over zero shares and shared investment power over 1,260,000 shares. Percentage based on shares of common stock outstanding as of March 24, 2015. The business address of Tourbillon Capital Partners LP and Mr. Karp is 444 Madison Avenue, 26th Floor, New York, NY 10022.

9
We derived the information from a Schedule 13G that JMB Capital Partners Master Fund L.P. (“Fund”) filed with the Company and the SEC on March 12, 2015. Jonathan Brooks is the Managing Member of Smithwood Partners, LLC (“Partners”), which is the General Partner of the Fund, and was also the controlling owner and Managing Member of Smithwood General Partner, LLC (“Smithwood GP”), which is the General Partner of Smithwood Advisers, L.P. (“Advisers”), the Fund’s investment adviser. As of December 31, 2014, each of the reporting persons were deemed to be the beneficial owners of 1,217,700 shares of common stock underlying preferred stock that is convertible within 60 days and had sole voting power over zero shares, shared voting power over 1,217,700 shares underlying preferred stock, sole investment power over zero shares and shared investment power over 1,217,700 shares underlying preferred stock. Percentage based on shares of common stock outstanding as of March 24, 2015 plus 1,217,700 shares underlying preferred stock. Each of the reporting persons named above have a business address of c/o Smithwood Advisers, L.P., 1999 Avenue of the Stars, Suite 2040, Los Angeles, CA 90067.

10
We derived the information from a Schedule 13G/A that Davidson Kempner Partners (“DKP”) filed with the Company and the SEC on February 10, 2015. M.H. Davidson & Co. GP, L.L.C. is the general partner of M. H. Davidson & Co. (“CO”). MHD Management Co. (“MHD”) is the general partner of DKP and MHD Management Co. GP, L.L.C. is the general partner of MHD. Davidson Kempner Advisers Inc. is the general partner of Davidson Kempner Institutional Partners, L.P. (“DKIP”). Davidson Kempner Capital Management LP (“DKCM”) is the investment manager to each of CO, DKP, DKIP, and Davidson Kempner International, Ltd. (“DKIL”). DKCM GP LLC is the general partner of DKCM and Messrs. Thomas L. Kempner, Jr., Timothy I. Levart, Robert J. Brivio, Jr., Eric P. Epstein, Anthony A. Yoseloff, Avram Z. Friedman, Conor Bastable, Morgan P. Blackwell, Shulamit Leviant, Patrick W. Dennis and Gabriel T. Schwartz are the managing members of DKCM. As of December 31, 2014, CO was deemed to be the beneficial owner of 4,592 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 4,592 shares, sole investment power over zero shares and shared investment power over 4,502 shares; DKP was deemed to be the beneficial owner of 26,712 shares of common stock and 203,675 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 26,712 shares and 203,675 shares underlying warrants, sole investment power over zero shares and shared investment power over 26,712 shares and 203,675 shares underlying warrants; DKIP was deemed to be the beneficial owner of 60,157 shares of common stock and 437,542 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 60,157 shares and 437,542 shares underlying warrants, sole investment power over zero shares and shared investment power over 60,157 shares and 437,542 shares underlying warrants; DKIL was deemed to be the beneficial owner of 59,422 shares of common stock and 410,807 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 59,422 shares and 410,807 shares underlying warrants, sole investment power over zero shares and shared investment power over 59,422 shares and 410,807 shares underlying warrants; and each of DKCM and Messrs. Kempner, Jr., and Brivio, Jr. were deemed to be the beneficial owners of 146,291 shares of common stock and 1,056,616 shares of common stock underlying warrants that are exercisable within 60 days and had sole voting power over zero shares, shared voting power over 146,291 shares and 1,056,616 shares underlying warrants, sole investment power over zero shares and shared investment power over 146,291 shares and 1,056,616 shares underlying warrants. Percentage based on shares of common stock outstanding as of March 24, 2015 plus 1,056,616 shares underlying warrants. Each of the reporting persons named above have a business address of c/o Davidson Kempner Partners, 65 East 55th Street, 19th Floor, New York, New York 10022.

11
We derived the information from a Schedule 13G that Saw Mill Capital LLC filed with the Company and the SEC on September 16, 2014. As of December 31, 2014, Saw Mill Capital LLC was deemed to be the beneficial owner of 1,193,583 shares of common stock and had sole voting power over zero shares, shared voting power over 1,193,583 shares, sole investment power over zero shares and shared investment power over 1,193,583 shares; Saw Mill Capital Partners, LP was deemed to be the beneficial owner of 1,183,438 shares of common stock and had sole voting power over zero shares, shared voting power over 1,183,438 shares, sole investment power over zero shares and shared investment power over 1,183,438 shares; and Saw Mill Capital Investors, LP was deemed to be the beneficial owner of 10,145 shares of common stock and had sole voting power over zero shares, shared voting power over 10,145 shares, sole investment power over zero shares and shared investment power over 10,145 shares. Reported amounts represent shares of JPHI Holdings Inc. (“JPHI”) which can be exchanged at any time at the option of the holder into the same number of shares of common stock. Percentage based on shares of common stock outstanding as of March 24, 2015 plus 1,193,583 shares of common stock that can be issued upon exchange of JPHI stock. Each of the reporting persons named above have a business address of 555 Pleasantville Road, South Building, Suite 220, Briarcliff Manor, NY 10510.

12
We derived the information from a Schedule 13G that Heartland Advisors, Inc., an investment adviser, filed with the Company and the SEC on February 13, 2015. As of December 31, 2014, Heartland Advisors, Inc. and Mr. William J. Nasgovitz were deemed to be the beneficial owners of 1,185,096 shares and had sole voting power over zero shares, shared voting power over 1,152,406 shares, sole investment power over zero shares and shared investment power over 1,185,096 shares. Mr. Nasgovitz disclaims beneficial ownership of these shares. Percentage based on shares of common stock outstanding as of March 24, 2015. Heartland Advisors, Inc. is located at 789 North Water Street, Milwaukee, WI 53202.

13
Includes 657,574 shares of JPHI which can be exchanged at any time at the option of the holder into the same number of shares of common stock. Percentage based on shares of common stock outstanding as of March 24, 2015 plus 657,574 shares of common stock that can be issued upon exchange of JPHI stock.

14	Includes 155,869 shares of JPHI which can be exchanged at any time at the option of the holder into the same number of shares of common stock.

15	Includes 24,354 shares of JPHI which can be exchanged at any time at the option of the holder into the same number of shares of common stock.

16	Includes 73,063 shares of JPHI which can be exchanged at any time at the option of the holder into the same number of shares of common stock.

17	Includes 29,225 shares of JPHI which can be exchanged at any time at the option of the holder into the same number of shares of common stock.

18
Includes 107,341 shares owned by Hotard Family Interests, Ltd., including 23,000 shares of common stock underlying warrants. Hotard Family Interests, Ltd. has an address of P.O. Box 632266, Littleton, CO 80163. Mr. Hotard does not have voting or dispositive control over such securities and disclaims beneficial ownership except to the extent of his pecuniary interest.

19	Includes 48,709 shares of JPHI which can be exchanged at any time at the option of the holder into the same number of shares of common stock.

20
We derived the information from a Schedule 13D/A that Quinpario Partners LLC filed with the Company and the SEC on September 23, 2014. Includes 50,000 shares of common stock held by the Jeffry N. Quinn Revocable Trust dated July 28, 2000, as amended; 97,560 shares of common stock held by Jeffry N. Quinn through the

Jeffry Quinn IRA; 18,335 shares of common stock and 5,000 shares of common stock underlying warrants that are exercisable within 60 days held by the Jeffry N. Quinn Family Trust uad 8/10/2012 FBO Grace Quinn; 18,335 shares of common stock and 5,000 shares of common stock underlying warrants that are exercisable within 60 days held by the Jeffry N. Quinn Family Trust uad 8/10/2012 FBO Sarah Quinn; and 3,734,285 shares of common stock and 522,551 shares of common stock underlying warrants that are exercisable within 60 days held by The Quinn Group LLC. Jeffry N. Quinn maintains control over the securities held by the Jeffry N. Quinn Revocable Trust dated July 28, 2000, as amended, the Jeffry N. Quinn Family Trust uad 8/10/2012 FBO Grace Quinn, the Jeffry N. Quinn Family Trust uad 8/10/2012 FBO Sarah Quinn and The Quinn Group LLC. Consequently, Mr. Quinn may be deemed the beneficial owner of such securities. Mr. Quinn and the other reporting persons disclaim beneficial ownership of such securities except to the extent of his or its pecuniary interest therein. The reported amount does not include shares and warrants held by an adult child of Jeffry N. Quinn. Percentage based on shares of common stock outstanding as of March 24, 2015 plus 532,551 shares underlying warrants. Each of the reporting persons named above have a business address of 12935 North Forty Drive, Suite 201, St. Louis, Missouri 63141. The reported amount includes 1,214,898 shares pledged by The Quinn Group LLC as security for a credit line account.

21	Includes 10,000 shares of common stock underlying warrants.

22	Percentage based on shares of common stock outstanding as of March 24, 2015 plus 1,032,631 shares of common stock that can be issued upon exchange of JPHI stock and 565,551 shares underlying warrants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of reports filed by our directors, executive officers and beneficial holders of 10% or more of our shares, and upon representations from those persons, all reports required to be filed during fiscal year 2014 with the SEC under Section 16(a) of the Securities Exchange Act of 1934 were timely made.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

The purpose of this compensation discussion and analysis section is to provide information about the material elements of compensation that were paid to, awarded to, or earned by, our “named executive officers,” and to explain our compensation approach, philosophy and objectives. For fiscal year 2014, our named executive officers were:

•	David C. Westgate, Chief Executive Officer;

•	Stephen L. Cripe, Chief Financial Officer;

•	Srivas Prasad, President, Seating Segment;

•	David A. Cataldi, President, Acoustics Segment; and

•	Dr. Florestan von Boxberg, President, Finishing Segment.

Effective April 20, 2015, Sarah C. Sutton will succeed Stephen L. Cripe as Chief Financial Officer. To provide for an orderly transition of responsibilities, Mr. Cripe will resign as Chief Financial Officer effective April 20, 2015, and will remain an employee through his anticipated retirement date of May 31, 2015. In accordance with SEC rules, since Mr. Cripe served as the Company’s Chief Financial Officer during fiscal 2014, he is a named executive officer for fiscal 2014 and information regarding his compensation is included herein. Ms. Sutton is not a named executive officer for fiscal 2014 because she was not employed by the Company during fiscal 2014. However, for information regarding Ms. Sutton’s compensation, see “Compensatory Arrangements with Ms. Sutton” below.

Executive Summary

Jason Industries, Inc. is the parent company to a global family of manufacturers within the seating, finishing, components and automotive acoustics markets, including Assembled Products, Janesville Acoustics, Metalex, Milsco, Osborn and Sealeze.

Fiscal year 2014 was a transformational year for the Company that affected the compensation of our named executive officers through a realization of a number of one-time payments. Through the completion of the Business Combination, the Company transitioned from a privately-held corporation, controlled by private equity owners, into a public company. In connection with the Business Combination, Jason’s executive management team (now the Company’s management team) was compensated by the former private equity owners for years of prior significant growth, successful execution and performance, and value creation that was realized upon the consummation of the Business Combination. This compensation for prior performance was paid during 2014 in the form of special cash bonuses and the monetization of previously issued long-term incentive compensation instruments in the form of Profits Interests, as discussed below (collectively the “Business Combination Compensation”), and was effectively paid through a reduction in sales proceeds to the former private equity owners and approved by our stockholders as part of the Business Combination. Over 90% of the votes cast by our stockholders in an advisory vote were in favor of the compensation, including the previously issued Profits Interests, that was presented as being payable to our named executive officers in connection with the Business Combination. Additionally, as described further below, our named executive officers have rolled over a significant amount of their Business Combination Compensation, thereby further aligning their interests with those of our stockholders.

Most of the compensation policies and determinations for 2014 were made by, or in consultation with, the compensation committee (the “Prior Compensation Committee”) of the board of directors (the “Prior Board”) of Jason Partners Holdings LLC, the seller in the Business Combination (the “Seller”), and our Chief Executive Officer (excluding decisions related to his compensation), and not the current Board or the current Compensation Committee. Therefore, the current Compensation Committee may, after receiving input from its advisors and management, make adjustments in our executive compensation levels and existing compensation arrangements (to the extent permitted under the terms of existing employment agreements) in the future to reflect the Company being a public company and to greater align the interests of our executives with those of our stockholders. The decisions of the Prior Compensation Committee reflected the motivations of the prior private equity ownership of the Company. The compensation reported in the Summary Compensation Table for fiscal year 2014 for the named executive officers reflects all compensation related to 2014, including compensation approved by the Prior Compensation Committee and by the current Compensation Committee subsequent to the Business Combination. The compensation awarded or approved by the prior Compensation Committee, including the Business Combination Compensation, as well as the initial design of the 2014 annual cash bonus program, were primarily the result of legacy arrangements under our previous private equity ownership. Other elements of 2014 compensation, such as the form and amount of the multi-year long-term equity incentive awards, were the result of negotiations between our executive officers and the Company leading up to the Business Combination. Following the Business Combination, the current Compensation Committee approved and recommended to the Board for approval the grant of the multi-year long-term equity incentive awards consistent with what had been previously negotiated with the executives (with no additional grants currently being contemplated for the named executive officers during the three years subsequent to closing) in the form of performance-based restricted stock units and time-based restricted stock units, as discussed under “2014 Equity Incentive Plan” below. These equity awards, of which 70% constituted performance-based awards and 30% constituted time-based awards, have performance criteria focusing on certain earnings-related growth and stock price performance targets. We believe that these awards align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value and reward executive officers when stockholder value increases.

We believe that we have structured our executive compensation programs to support our company strategy, to facilitate the achievement of our business objectives, to support our desired corporate culture and to deliver stockholder value. The following table provides a summary of our current compensation program:

Compensation Program/Element	General Description	Strategic Objective of Compensation Program/Element
Base salary	Base salaries are intended to reflect relevant factors such as each individual’s responsibilities, experience, market competitiveness and prior performance.	Provides steady cash flow during the course of the fiscal year that is not contingent on short-term variations in our corporate performance.
Annual performance bonus	Provides an opportunity to earn annual cash awards based on the achievement of performance objectives.	Provides incentive compensation that rewards the achievement of corporate, divisional and individual performance objectives.
Equity-based compensation in the form of restricted stock unit awards
Our long-term incentive program consists of restricted stock units, a significant portion of which are performance-based and tied to the achievement of certain earnings-related growth and stock price performance targets and the remainder of which time vest ratably annually over three years.

Provides long-term incentives in order to: (1) focus key employees on our long-term financial success and growth, (2) align the interests of key employees with those of our stockholders and (3) encourage retention of key employees.

Other benefits
We provide the following additional benefits to our executive officers, which are generally available to all employees: health insurance, vacation, personal holidays and sick days, life insurance and supplemental life insurance, short-term and long-term disability, and a 401(k) plan with matching contributions.
Provides a competitive level of health, welfare and retirement benefits.

The management team of Quinpario Acquisition Corp. prior to the Business Combination did not receive any compensation from the Company.

Compensation Philosophy and Objectives

Historically, our compensation philosophy was rooted in pay for performance principles. We strove to create an executive compensation program that appropriately balanced fixed and variable compensation, the use of cash and equity, and short-term and long-term incentives. We sought to motivate our executives to achieve short-term and long-term results that would drive growth in equity value. This philosophy continues to apply, and our executive compensation program was and continues to be designed to:

•	attract, motivate and retain talented and experienced executives in our industry;

•	reward executives whose knowledge, skills and performance were critical to our success;

•	align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value and rewarding executive officers when stockholder value increases;

•	ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

•	foster a shared commitment among executives by aligning their individual goals with the goals of the executive management team and the Company; and

•	compensate executives in a manner that motivates them to manage the business to meet long-range objectives.

In addition to the factors listed above, compensation for the named executive officers has been based on a variety of factors including our financial results and available resources, the need for the applicable position and the compensation levels of the other executive officers, each as of the time of the applicable compensation decision. In addition, we conducted benchmarking analyses of the competitive market for corresponding positions within comparable geographic areas and companies of similar size and stage of development operating in our industry. This information was supplemented with discussions with recruiting firms and the experience and knowledge of the Prior Compensation Committee. Our Chief Executive Officer, after discussing the various factors with the Prior Compensation Committee, made compensation decisions for our other executive officers. These discussions not only took place at the time of hire, but at any time a material compensation decision was being contemplated for a named executive officer.

In connection with the Business Combination, our Board formed a Compensation Committee, which is tasked with reviewing, and recommending to the Board for approval, the compensation of our executive officers, and overseeing and administering our executive compensation programs and initiatives. Initially, the Compensation Committee continued the historical base salaries and annual incentive arrangements set forth in the employment agreements for the named executive officers negotiated in connection with the Business Combination. Going forward, we anticipate that the Compensation Committee may make adjustments in our executive compensation levels and existing compensation arrangements (to the extent permitted under existing employment agreements) as we continue to review the competitiveness of our compensation package for our executive officers. Accordingly, the compensation paid to our named executive officers for fiscal year 2014 (which reflects the non-recurring Business Combination Compensation) is not indicative of how we will compensate our named executive officers in the future.

Compensation Committee Procedures

The Prior Compensation Committee historically met in the first quarter of the year to review and approve the appropriate base salary and cash performance awards for our executive officers. The Prior Compensation Committee met outside of the presence of our Chief Executive Officer when discussing appropriate compensation for our Chief Executive Officer.

Going forward, the Compensation Committee will continue to analyze the performance of our executives and other competitive factors to determine the base salary, cash performance awards and grants of long-term equity incentive awards for our executives with input from any consultants engaged by the Compensation Committee.

Use of Advisors

The Compensation Committee has the sole authority to engage the services of outside advisors, experts and others to assist in performing its responsibilities. For 2014, the Compensation Committee retained the services of Lyons, Benenson & Company Inc. (“LB&Co.”) as its outside executive compensation advisor. Other than as noted below, during 2014, LB&Co. did not perform any services for the Company beyond its engagement with the Compensation Committee.

Advisor Independence

Pursuant to the Compensation Committee’s Charter, if the Compensation Committee chooses to use a compensation consultant, the Compensation Committee must take into consideration specific independence factors identified in the listing standards established by NASDAQ. After review and consultation with LB&Co. and management, and consideration of the independence factors, including LB&Co.’s previous experience advising the Company in its negotiations with the named executive officers prior to the Business Combination, the Compensation Committee determined that LB&Co. was independent and no conflict of interest resulted from the retention of LB&Co. during the year ended December 31, 2014.

Peer Group

The Compensation Committee worked with LB&Co. to develop a peer group, which was used for comparative market data. The peer group was constructed with input from LB&Co. and management, and was approved by our Compensation Committee. The peer group for 2014 consisted of the following 17 companies in the industrial machinery, electrical components and equipment, electronic components, construction and farm machinery and heavy trucks, and auto parts and equipment industries with revenues (as of the end of the latest fiscal year) ranging from $335 million to $1,675 million and median revenue of $927.7 million compared to Jason’s $702 million of revenue:

Actuant Corporation	Littelfuse, Inc.
Altra Holdings, Inc.	NN, Inc.
Barnes Group Inc.	Nordson Corporation
Blount International, Inc.	Polypore International, Inc.
CLARCOR Inc.	RBC Bearings Incorporated
Commercial Vehicle Group, Inc.	Remy International, Inc.
EnPro Industries, Inc.	Rogers Corporation
Graco Inc.	TriMas Corporation
II-VI Incorporated

For fiscal year 2014, the Compensation Committee utilized the peer group compensation data provided by LB&Co. to evaluate the competitiveness of our total compensation package for our executive officers, including base salary, target bonus opportunity and long-term equity incentives. The Compensation Committee approved the base salaries and maximum bonus opportunities (which are reflective of past arrangements with our prior private equity ownership and set forth in the employment agreements) and the long-term equity incentive awards, all of which had been negotiated in conjunction with the closing of the Business Combination.

Going forward, the Compensation Committee intends to set the total direct compensation opportunity (base salary and bonus) for each of our executive officers after considering the positioning of the executive officer relative to the peer group to the extent permitted under the employment agreements. The variation of actual pay relative to the market data will be dependent on the executive officer’s performance, experience, knowledge, skills, level of responsibility, potential to impact our performance and future success, and the need to retain and motivate strategic talent.

Elements of Compensation

Our executive compensation program in fiscal year 2014 consisted of:

•	the non-recurring Business Combination Compensation; and

•	the following other elements of compensation:

◦	base salary;

◦	annual cash incentive awards linked to our overall performance, individual performance and, where applicable, to the performance of the relevant business segments;

◦	grants of long-term equity-based compensation, in the form of performance-based restricted stock units and time-based restricted stock units;

◦	other executive benefits and perquisites; and

◦	termination and change of control benefits, as set forth in employment agreements.

These elements, working in concert, formed compensation packages that we believe provided competitive pay, rewarded the achievement of financial, operational and strategic objectives and aligned the interests of our executive officers and other senior personnel with those of our stockholders.

Pay Mix

We utilized the particular elements of compensation described above because we believed that such elements provided a well-proportioned mix of secure compensation, retention value and at-risk compensation, which can produce short-term and long-term performance incentives and rewards. By following this approach, we provided our executive officers a measure of security in the minimum expected level of compensation, while motivating them to focus on business metrics that can produce a high level of short-term and long-term performance for the Company and long-term wealth creation for the executive, as well as reduce the risk of recruitment of top executive talent by competitors. We believe the mix of metrics used for our annual performance bonus and long-term incentive program provided an appropriate balance between short-term financial performance and long-term financial and stock performance.

For our key executives, we used a mix of compensation weighted toward at-risk pay (annual incentives and long-term incentives) to link our executive officers’ compensation to the overall performance of the Company. Going forward, we intend to maintain a similar pay mix (with the exception of the non-recurring Business Combination Compensation), which we expect will generally result in a pay-for-performance orientation for our executives that is aligned with our compensation philosophy.

Business Combination Compensation

Special Business Combination Bonuses

In addition to our annual bonus program described below, in 2014, the Prior Compensation Committee awarded certain executives, including the named executive officers, a special bonus to reward such individuals for their contributions to the Business Combination. The Prior Compensation Committee established an aggregate bonus pool of $950,000, and along with our Chief Executive Officer, allocated the bonus pool to our executive officers based on their individual contributions to the Company leading up to the Business Combination (except in the case of our Chief Executive Officer, whose bonus allocation was set by the Prior Compensation Committee without his input). Our Chief Executive Officer received a $500,000 bonus and our Chief Financial Officer received a $300,000 bonus, which the Prior Compensation Committee determined were appropriate in light of their efforts in respect of the Business Combination.

Profits Interests

In connection with a 2010 balance sheet recapitalization (the “2010 Recapitalization”), we implemented a long-term incentive compensation arrangement in the form of profits interests in the Seller (“Profits Interests”) which we granted to certain executives, including the named executive officers. Our named executive officers realized the value of all of their Profits Interests in connection with the Business Combination. Profits Interests entitled the holder to participate in the profits of the Seller to the extent such profits, as measured upon certain events, exceeded the applicable “threshold amount”. The “threshold amount” generally referred to the value of the assets of the Seller on the relevant grant date.

The Profits Interests grants were made in two forms of units: Class E-1 units and Class E-2 units. Class E-1 units were time vesting units that vested over a period of four years with twenty-five percent vesting on each of the first four anniversary dates as long as the holder was then employed on a full-time basis by the Seller or its subsidiaries. Further, upon the consummation of a change in control of the Seller unvested E-1 units vested if the holder was then employed on a full-time basis by the Seller or its subsidiaries. Class E-2 units generally vested upon the consummation of a change in control of the Seller that achieved certain performance criteria as long as the holder was then employed on a full-time basis by the Seller or its subsidiaries. The Business Combination constituted a change of control of the Seller for purposes of the Profits Interests.

Under the contractual terms of the Seller’s organizational agreement, the Seller was required to distribute the total aggregate quantity of the remaining Profits Interests to management. Therefore, immediately preceding the Business Combination, the Prior Compensation Committee awarded certain executives, including the named executive officers, the remaining Profits Interests that had not yet been awarded, which we view as Business Combination bonuses.

The table below sets forth the amounts with respect to the Business Combination Compensation.

Name	Business Combination Special Bonus ($)	Profits Interests Awarded and Paid Out in Connection with the Business Combination ($)	Previously Granted Profits Interests that Vested and were Paid Out in Connection with the Business Combination ($)
David C. Westgate	500,000	3,769,431	7,599,016
Stephen L. Cripe	300,000	1,242,233	2,374,713
Srivas Prasad	—	344,844	332,448
David A. Cataldi	—	397,514	1,899,761
Dr. Florestan von Boxberg	—	149,068	920,437

Following the Business Combination, each of the named executive officers reinvested a portion of the Business Combination Compensation pursuant to a rollover agreement. The portion that was reinvested was as follows: $6,750,000 for Mr. Westgate, $1,600,000 for Mr. Cripe, $250,000 for Mr. Prasad, $750,000 for Mr. Cataldi and $300,000 for Dr. von Boxberg.

Base Salary

Base salaries provide our executive officers with steady cash flow during the course of the fiscal year that is not contingent on short-term variations in our corporate performance. The Prior Compensation Committee determined the base salary for our Chief Executive Officer and our Chief Executive Officer, working closely with the Prior Compensation

Committee, determined base salary levels for the other executive officers based on their responsibilities, experience and prior performance, with reference to the base salaries of similarly situated executives in other companies of similar size and stage of development operating in the global diversified industrials segment.

A key factor in our historic annual salary adjustments has been actual executive performance compared to pre-determined quantitative performance objectives. These performance objectives have been aligned with the long-term business objectives that were defined by the Prior Board and our Chief Executive Officer. Our overall performance also factored into the annual salary adjustments. During fiscal year 2014, such adjustments to the base salaries of the named executive officers ranged from no increases to increases of 5.0%. The base salaries for our named executive officers in fiscal year 2014 ranged from the 30th percentile to the 100th percentile of the peer group. Base salaries for Messrs. Westgate, Cripe, Prasad and Cataldi were subsequently adjusted in conjunction with the negotiation of their new employment agreements, which are discussed below, in order to compensate these officers for the loss of certain personal benefits that were eliminated when the Company became a public company. The base salaries paid to our named executive officers in fiscal year 2014 are set forth in the Summary Compensation Table below.

Going forward, the Compensation Committee will determine base salaries, manage the base salary annual review and recommend its base salary determinations to the Board for approval. The Compensation Committee will assess relevant factors such as each individual’s responsibilities, experience, prior performance and the market rate for comparable positions in our peer group when making determinations about the appropriate base salary and any annual adjustments for our executive officers. While the Compensation Committee will have discretion to determine the appropriate base salary for the named executive officers, their employment agreements have a floor below which their respective base salaries may not be reduced.

Bonus

Annual Bonus

Incentive compensation in the form of annual cash bonuses reward the achievement of Company, business segment and individual performance objectives. The Prior Compensation Committee designed our Management Incentive Compensation Plan (the “Jason MIC”) in order to motivate and reward key Company personnel who contributed materially to adjusted EBITDA growth, operating cash flow generation, and the achievement of other business objectives.

For fiscal year 2014, our Chief Executive Officer and the Prior Compensation Committee established the target percentage amounts for the cash bonuses for each of Jason’s named executive officers (the Chief Executive Officer did not have any input in the setting of his target percentage). The targets were also set forth in the individual employment agreements that were in place prior to the Business Combination, and the targets were carried over to the new employment agreements entered into in connection with the Business Combination. For fiscal year 2014, the target bonus levels of Messrs. Westgate, Cripe, Prasad and Cataldi, and Dr. von Boxberg were 125%, 100%, 60%, 100% and 60% of their fiscal year 2014 base salaries, respectively. The target level of bonus compensation for our named executive officers in fiscal year 2014 ranged from the 53rd percentile to the 100% percentile of the peer group.

Depending upon Company, business segment and individual performance, an executive officer could receive up to 122.5% of his or her target bonus amount. The performance metrics and objectives were weighted by our Chief Executive Officer and the Prior Compensation Committee so that the amount of an individual’s bonus was comprised of three elements: an adjusted EBITDA bonus, which comprised 70% of the target bonus, an operating cash flow bonus, which comprised 20% of the target bonus, and a discretionary portion based on the achievement of other business objectives, which comprised 10% of the target bonus. The design of the bonus plan was weighted most heavily toward the achievement of adjusted EBITDA targets in line with the philosophy of the Seller in the Business Combination and its focus on adjusted EBITDA growth. Following the Business Combination, we determined that it was appropriate to maintain the bonus plan structure that had been established for 2014 by the Prior Compensation Committee not only due to the growth objectives established for the plan but also in order to maintain continuity for our executive officers.

Based on Company and business segment performance under the Jason MIC for fiscal year 2014, Messrs. Westgate, Cripe, Prasad and Cataldi, and Dr. von Boxberg earned cash bonuses in respect of fiscal year 2014 performance of 24%, 19%, 15%, 5% and 57% of their fiscal year 2014 base salaries, respectively. Our bonuses are generally paid in the first quarter of the year following the bonus year.

We present the components of the fiscal year 2014 bonus in the following table:

Name	Adjusted EBITDA (70%) Attainment as a % of Target (1)	OCF (20%) Attainment as a % of Target (1)	Discretionary Attainment (10%) as a % of Target (1)	Total Bonus Payout ($)
David C. Westgate	91.0%	71.3%	25.0%	214,609
Stephen L. Cripe	91.0%	71.3%	25.0%	70,039
Srivas Prasad	92.3%	86.2%	6.3%	36,183
David A. Cataldi	76.8%	52.5%	6.3%	17,368
Dr. Florestan von Boxberg	119.8%	97.6%	81.3%	177,410

(1)
The percentages in the columns above reflect performance relative to the target. Targets for business segment presidents were weighted 75% for business segment performance and 25% for Company performance.

Long-Term Equity-Based Compensation

We believe that equity-based compensation is an important component of an executive compensation program and that providing a significant portion of executive officers’ total compensation package in equity-based compensation aligns the interests of our executives with the interests of our stockholders and with our long-term corporate success by rewarding the creation of stockholder value over time. Additionally, we believe that equity-based compensation awards enable us to attract, motivate, retain and adequately compensate executive talent.

2014 Equity Incentive Plan

Following the Business Combination, we discontinued the use of Profits Interests (discussed above) and awarded equity incentive awards under the stockholder-approved Jason Industries, Inc. 2014 Omnibus Incentive Plan (the “2014 Omnibus Incentive Plan”). We anticipate that going forward, the Board or the Compensation Committee will primarily determine the size and terms and conditions of equity grants made to all of our executive officers whether under the 2014 Omnibus Incentive Plan or otherwise after reviewing market data, consulting with our independent consultants and considering Company and individual performance.

The 2014 Omnibus Incentive Plan provides for grants of stock options, stock appreciation rights, restricted stock awards, performance awards, other stock-based awards and cash-based awards. Directors, officers and other employees of the Company and our subsidiaries, as well as others performing consulting or advisory services for us, are eligible for grants under the 2014 Omnibus Incentive Plan.

The allotment of the long-term equity incentive awards was the result of negotiations between our executive officers and the Company leading up to the Business Combination. Upon consummation of the Business Combination, the Compensation Committee approved and recommended to the Board for approval the grant of restricted stock unit awards to our named executive officers after consulting with its independent compensation consultant and considering Business Combination negotiations related to the awards.

We intend for these awards to provide significant initial long-term equity-based compensation for the named executive officers over a three-year period (with no additional grants currently being contemplated for the named executive officers during the three years subsequent to closing). The restricted stock unit awards were heavily weighted in favor of performance-based restricted stock unit awards, with payouts tied to the achievement of certain earnings-related growth and stock price performance targets. We believe that these awards align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value and reward executive officers when stockholder value increases. Similarly, our independent, non-employee directors received restricted stock unit awards under the 2014 Omnibus Incentive Plan in order to align their interests with those of our stockholders.

The table below sets forth the number of long-term equity incentive plan awards for each of the named executive officers in 2014:

Name	Time-Vesting Awards	Adjusted EBITDA-Vesting Awards (at target)	Stock Price-Vesting Awards (at target)
David C. Westgate	312,610	364,710	364,710
Stephen L. Cripe *	104,204	121,570	121,570
Srivas Prasad	52,102	60,785	60,785
David A. Cataldi	69,468	81,047	81,047
Dr. Florestan von Boxberg	52,102	60,785	60,785

*
Mr. Cripe’s outstanding restricted stock units are being treated as follows: (i) all 104,204 time-vesting restricted stock units will vest on his retirement date; (ii) all 121,570 stock-price vesting restricted stock units remain outstanding and will continue to be eligible to vest for a period of one year following his retirement date; and (iii) a pro-rated portion of his adjusted EBITDA-vesting restricted stock units (based on the number of days served during the performance period) remain outstanding and are eligible to vest based on Company performance during the three-year performance period.

Time-Vesting Awards

We granted the named executive officers time-based restricted stock units, which vest in equal installments on each of the first three anniversaries following June 30, 2014.

Adjusted EBITDA-Vesting Awards

We granted the named executive officers performance-based restricted stock units, which vest based upon the achievement of an established cumulative adjusted EBITDA less capital expenditures (“CapEx”) performance target over a three-year performance period from July 1, 2014 through June 30, 2017. Distributions under these awards are payable at the end of the performance period in common stock. The total potential payouts for these awards range from no payout at an achievement level of less than 80% of the target, 50% of the units at an achievement level over 80% of the target, 100% of the units at target and 150% of the units at an achievement level at or over 120% of the target. The performance period and targets for these awards are intended to motivate our executive officers to achieve the strategic objectives and long-range business plans of the Company following the Business Combination, and to align their interests with those of our stockholders.

The performance target for cumulative adjusted EBITDA less CapEx is defined as the aggregate of the Company’s quarterly consolidated earnings before interest, taxes, depreciation and amortization, as set forth in the Company’s unaudited financial statements for the performance period, excluding capital expenditures and the impact of any event or occurrence that the Compensation Committee determines in its good-faith discretion, in consultation with the Company’s independent auditors, should be appropriately excluded or adjusted, including (i) restructurings, discontinued operations, extraordinary items or events (including acquisitions and divestitures), and other unusual or non-recurring charges (including expenses incurred with acquisitions and divestitures, and expenses associated with compensatory equity grants), (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, (iii) losses incurred as a result of any goodwill impairment, or (iv) a change in tax law or accounting standards required by U.S. generally accepted accounting principles.

Stock Price-Vesting Awards

We granted the named executive officers performance-based restricted stock units, which vest upon the achievement of certain established stock price targets for the Company’s common stock during a three-year performance period. The performance period for these awards is also July 1, 2014 through June 30, 2017. The stock-price vesting restricted stock units vest in the following amounts if on any date between June 30, 2014 and the third anniversary of that date the fair market value of Jason Industries, Inc.’s common stock: (i) equals or exceeds $12.00 in any 20 trading days within a 30 day period, then 25% of the stock price-vesting restricted stock units shall vest; (ii) equals or exceeds $13.50 in any 20 trading days within a 30 day period, then an additional 25% of the stock price-vesting restricted stock units shall vest; (iii) equals or exceeds $15.00 in any 20 trading days within a 30 trading day period, then an additional 25% of the stock price-vesting restricted stock units shall vest; and (iv) equals or exceeds $17.00 in any 20 trading days within a 30 trading day period, then an additional 25% of the stock price-vesting restricted stock units shall vest. Any units that have not become vested by the end of the performance period will be forfeited.

Other Executive Benefits and Perquisites

In addition to base salary, bonus and the equity opportunities described above, we provide the following benefits to our executive officers on the same basis as other eligible Company employees:

•	health insurance;

•	vacation, personal holidays and sick days;

•	life insurance and supplemental life insurance;

•	short-term and long-term disability; and

•	a 401(k) plan with matching contributions.

In addition, we provide long-term care insurance to certain of our named executive officers. We believe that these benefits are generally consistent with those offered by other companies and specifically with those companies with which we competed for employees. Additionally, under his employment agreement, Dr. von Boxberg receives a company car, reimbursement of certain automobile operating expenses and a payment to a German private pension policy. The Company provides these benefits to Dr. von Boxberg as they are customary in Germany for executives.

In periods prior to the Business Combination, we provided certain other benefits to certain executive officers to insure that we could recruit and retain those individuals with the requisite ability to achieve our corporate objectives. To that end, we provided certain executive officers an annual automobile allowance, reimbursement for tax preparation, and club memberships. In connection with the Business Combination, we generally eliminated these other benefits. Any such benefits previously provided to our named executive officers are included in the Summary Compensation Table below.

Stock Ownership Guidelines

The Board of Directors approved Stock Ownership Guidelines in 2014. The Stock Ownership Guidelines apply to our Chief Executive Officer, Chief Financial Officer, the presidents of our business units and other officers and senior leaders who report directly to our Chief Executive Officer. Restricted stock and vested and unvested restricted stock units are counted toward satisfaction of the guidelines. The officers and senior leaders who must comply have until five years from the date the Stock Ownership Guidelines become applicable to them (June 30, 2014 or the date of hire or appointment) to accumulate the appropriate number of shares to satisfy the guidelines.

Position	Required Minimum Ownership
Chief Executive Officer	5 times base salary
Chief Financial Officer	3 times base salary
Business Unit President	3 times base salary
Other Officers and Other Senior Leaders who are direct reports of the Chief Executive Officer	1 times base salary

Clawback Policy

In March 2015, the Compensation Committee approved a clawback policy. The clawback policy is designed to ensure that incentive compensation is paid to executive officers based on accurate financial statements. Under the policy, in the event that we are required to prepare an accounting restatement as a result of misconduct or an executive has engaged in other prohibited conduct, the Company may seek reimbursement of any incentive compensation paid to such executive during the period of time the conduct occurred. In adddition, under the policy, executive officers are required to sign an agreement requiring the forfeiture of unvested equity awards and the repayment of proceeds under our incentive compensation plans in the event of non-compliance with our General Code of Ethics. Once final regulations are adopted by the SEC regarding the clawback requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Compensation Committee intends to revise the clawback policy as necessary to comply with the regulations.

Also, under the terms of the Company’s 2014 Omnibus Incentive Plan, a participant's rights with respect to an award under the plan are subject to any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a participant, or  any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under certain federal securities law provisions.

Employment Agreements

A strong, experienced management team is essential to the best interests of a company and its stockholders. In connection with the Business Combination, Messrs. Westgate, Cripe, Prasad and Cataldi negotiated new employment agreements that replaced and superseded their prior employment agreements. Dr. von Boxberg had an existing employment agreement with the Company with a term that commenced on November 1, 2010, which continued in effect following the Business Combination. A summary of each named executive officer’s employment agreement is set forth below under the heading “Potential Payments Upon Termination or Change-in-Control—Employment Agreements.”

Retirement Arrangements with Mr. Cripe

On April 6, 2015, the Company entered into arrangements with Mr. Cripe in connection with his retirement. As a condition to receiving the benefits described below, Mr. Cripe will be required to sign a waiver and release of all claims arising from his employment with the Company. In addition to benefits accrued, but not paid, as of the date of Mr. Cripe’s retirement, he is receiving $1,108,800, which is equal to 1.5 times the total of his base salary and target bonus for fiscal 2015, and he will also receive a pro rata bonus for fiscal 2015. These payments are equal to the amounts payable as a result of a termination without cause pursuant to his employment agreement. The Company is paying the employer portion of Mr. Cripe’s health insurance, and he is also receiving the continuation of life insurance benefits, long-term disability, long-term care and accidental death and dismemberment insurance, for the shorter of 18 months or until he becomes eligible for such benefits under another plan.

As previously disclosed, Mr. Cripe’s outstanding retricted stock units are being treated as follows: (i) all 104,204 time-vesting restricted stock units will vest as of his retirement date; (ii) all 121,570 stock price-vesting restricted stock units remain outstanding and will continue to be eligible to vest for a period of one year following his retirement date; and (iii) a pro-rated portion of his adjusted EBITDA-vesting restricted stock units (based on the number of days served during the performance period) remain outstanding and are eligible to vest based on Company performance during the three-year performance period.

Compensation Arrangements with Ms. Sutton

On April 6, 2015, the Company entered into an employment agreement with Ms. Sutton in connection with her appointment as the Company’s Chief Financial Officer, effective April 20, 2015. Pursuant to the employment agreement, Ms. Sutton will receive a base salary of $365,000 per year and her target Jason MIC bonus will be 60% of her base salary (any bonus earned based on fiscal 2015 performance will be pro-rated based on the number of days served during the performance period). Ms. Sutton will receive a signing bonus of $150,000 (the “Signing Bonus”), which is payable in May 2016, assuming continued employment (unless paid out earlier in accordance with her employment agreement, as described below).

The employment agreement provides that if Ms. Sutton’s employment is terminated by the Company without “cause” or if she terminates employment pursuant to a “constructive termination” (as such terms are defined in the employment agreement), subject to the execution of a release of claims and continued compliance with the restrictive covenants discussed below, in addition to her accrued benefits, she will be entitled to receive the product of 1.0 (or 1.5 in the event such termination occurs within 12 months following a change in control) and the sum of (i) her base salary and (ii) an amount equal to her target bonus, as well as the Signing Bonus if not previously paid. In addition, Ms. Sutton will be entitled to receive (i) continued health and welfare benefits ending on the first to occur of (A) 12 months or, in case such termination occurs within 12 months following a change in control, 18 months following the termination of her employment, and (B) the date she becomes eligible for similar benefits under another employer’s plans; and (ii) outplacement services. In the event Ms. Sutton’s employment is terminated due to her disability, she will be entitled to her base salary for three months following the date of termination plus a pro rata bonus for the year of termination, as well as the Signing Bonus if not previously paid.

The employment agreement provides a Section 280G cutback pursuant to which, in the event any payments or benefits provided would be considered “parachute payments” as defined in Section 280G of the Internal Revenue Code, Ms. Sutton would be entitled to the greater of, as determined on an after-tax basis, (i) such parachute payments or (ii) the greatest reduced amount of such parachute payments as would result in the parachute payments not being subject to an excise tax pursuant to Section 280G.

In addition, the employment agreement provides for (i) general restrictions on the disclosure of confidential information, (ii) an inventions assignment covenant and (iii) an agreement that Ms. Sutton will not compete with the Company or solicit its employees, customers or business during her employment and for a stated period thereafter. Further, Ms. Sutton agreed that during her employment and for a period of two years thereafter she will not disparage the Company.

Ms. Sutton will receive an equity grant pursuant to the 2014 Omnibus Incentive Plan consisting of the restricted stock units listed below on her start date: (i) 52,102 time-vesting restricted stock units; (ii) 60,785 stock price-vesting restricted stock units; and (iii) 60,785 adjusted EBITDA-vesting restricted stock units (at target). The time-vesting restricted stock units vest in two equal installments on June 30, 2016, and June 30, 2017, assuming continued employment. The vesting terms of the stock-price vesting restricted stock units and the adjusted EBITDA-vesting restricted stock units are consistent with the descriptions provided above in “2014 Equity Incentive Plan.”

Section 162(m) Compliance

Section 162(m) of the Internal Revenue Code limits a public company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Pursuant to Section 162(m), compensation above $1 million may be deducted only if it is “performance-based compensation” within the meaning of the Internal Revenue Code. Prior to the Business Combination, Section 162(m) did not apply to the Company. Following the Business Combination, while the Compensation Committee generally intends for payments under certain of our incentive plans to meet the criteria for tax deductibility under the provisions of the Internal Revenue Code, the Compensation Committee retains full discretion and flexibility in structuring compensation programs that are designed to attract, reward and retain successful executives, even if not fully deductible.

Section 409A Considerations

Section 409A of the Internal Revenue Code affects the manner by which deferred compensation opportunities are offered to employees because Section 409A requires, among other things, that “non-qualified deferred compensation” be structured in a manner that limits employees’ abilities to accelerate or further defer certain kinds of deferred compensation. We intend to operate our existing compensation arrangements that are covered by Section 409A in accordance with the applicable rules thereunder, and will review and amend our compensation arrangements where necessary to comply with Section 409A.

Compensation Risk Assessment

The Company has determined that any risks arising from our compensation programs and policies are not reasonably likely to have a material adverse effect on the Company. The Company believes our compensation programs and policies mitigate risk by combining performance-based, long-term compensation elements with payouts that are highly correlated to the value delivered to our stockholders. The combination of performance measures for annual bonuses and the equity compensation programs, stock ownership guidelines and multi-year vesting schedules for equity awards have encouraged and will encourage our executives to maintain both a short- and a long-term view with respect to performance. Further mitigating risk, the Company has adopted a clawback policy applicable to executive incentive compensation and the terms of the Company’s 2014 Omnibus Incentive Plan subject a participant's rights with respect to an award under the plan are subject to any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a participant, or any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under certain federal securities law provisions.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
David C. Westgate	2014	860,232	500,000	8,394,338	214,609	11,436,068	21,405,247
Chief Executive Officer	2013	826,177	2,159,131	—	1,076,689	69,088	4,131,085
	2012	776,346	—	—	1,019,250	51,492	1,847,088
Stephen L. Cripe	2014	354,689	300,000	2,798,119	70,039	3,668,230	7,191,077
Chief Financial Officer	2013	334,648	955,412	—	358,451	44,333	1,692,844
	2012	315,673	—	—	329,400	44,193	689,266
Srivas Prasad	2014	276,103	—	1,399,061	36,183	708,119	2,419,466
President, Seating Segment	2013	267,103	66,545	—	127,890	26,012	487,550
	2012	215,337	—	—	136,080	39,379	390,796
David A. Cataldi	2014	347,937	—	1,865,403	17,368	2,336,723	4,567,431
President, Acoustics Segment	2013	317,744	350,646	—	357,614	41,514	1,067,518
	2012	308,538	—	—	346,500	43,865	698,903
Dr. Florestan von Boxberg (5)	2014	275,935	—	1,399,061	177,410	1,113,777	2,966,183
President, Finishing Segment	2013	307,650	87,697	—	56,312	48,745	500,404
	2012	286,937	—	—	180,540	44,146	511,623

(1)
The amounts listed in this column for 2014 include a non-recurring transaction bonus that Jason paid to certain named executive officers in fiscal year 2014. As described in the “Special Business Combination Bonuses” section above, these bonuses were paid in 2014 to certain individuals, including the named executive officers, to reward such individuals for their contributions to the Business Combination.

(2)
The amounts listed in this column reflect the grant date fair value of the restricted stock unit awards computed in accordance with ASC 718. For time-vesting restricted stock units, the amount was determined by multiplying the closing price of the Company’s common stock on the grant date by the number of restricted stock units granted. For stock price-vesting restricted stock units, the amount was determined by multiplying the closing price of the Company’s common stock on the grant date by the total maximum number of restricted stock units granted. For restricted stock unit awards that vest based on adjusted EBITDA performance, the amount is calculated assuming a payout at target. As described above, the awards based on adjusted EBITDA performance can range from 0% to 150% of target. The grant date fair value of the adjusted EBITDA based performance awards at the maximum payout of 150% would be as follows: $5,738,728 for Mr. Westgate, $1,912,909 for Mr. Cripe, $956,455 for Mr. Prasad, $1,275,273 for Mr. Cataldi and $956,455 for Dr. von Boxberg. The assumptions used to determine the valuation of the awards are discussed in Note 11 to our Consolidated Financial Statements.

(3)	The amounts listed in this column for 2014 include each named executive officer’s Jason MIC bonus payment with respect to fiscal year 2014, which was paid in 2015.

(4)
This column includes Profits Interests paid out in connection with the Business Combination, contributions made to the Company’s 401(k) Plan made by the Company on behalf of each named executive officer, life insurance, disability insurance, long-term care insurance and other personal benefits as follows:

Name	Year	Profits Interests ($)(a)	401(k) Match ($)(b)	Life Insurance ($)(c)	Long-Term Care Insurance ($)(c)	Automobile Allowance ($)	Other Personal Benefits ($)(d)	Total All Other Compensation ($)
David C. Westgate	2014	11,368,447	8,720	1,814	4,696	6,946	45,445	11,436,068
	2013	—	7,050	1,577	7,973	12,900	39,588	69,088
	2012	—	6,910	1,577	4,696	12,900	25,409	51,492
Stephen L. Cripe	2014	3,616,946	8,720	1,814	11,701	5,007	24,042	3,668,230
	2013	—	7,050	1,577	11,701	9,300	14,705	44,333
	2012	—	6,910	1,577	11,701	9,300	14,705	44,193
Srivas Prasad	2014	677,292	8,720	1,693	1,053	6,988	12,373	708,119
	2013	—	6,426	390	—	6,988	12,208	26,012
	2012	—	5,933	762	11,781	6,900	14,003	39,379
David A. Cataldi	2014	2,297,275	8,720	1,814	11,700	4,523	12,691	2,336,723
	2013	—	7,050	1,577	11,700	8,408	12,779	41,514
	2012	—	6,910	1,577	11,701	8,400	15,277	43,865
Dr. Florestan von Boxberg	2014	1,069,505	21,495	—	176	18,495	4,106	1,113,777
	2013	—	23,229	—	197	20,733	4,586	48,745
	2012	—	21,341	—	176	18,597	4,032	44,146

(a)
The amounts listed in this column include previously awarded Profits Interests and Profits Interests that were awarded at the time of the Business Combination that vested due to the Business Combination, as discussed above in “Business Combination Compensation—Profits Interests”. The Profits Interests that vested in 2014 represent a quarter of each named executive’s time-vesting Profits Interests that vested on an accelerated basis at the time of the Business Combination and all of their performance Profits Interests that vested due to the Business Combination. The number of Profits Interests that vested at the time of the Business Combination were as follows: 1,874.11 for Mr. Westgate, 585.66 for Mr. Cripe, 81.99 for Mr. Prasad, 468.53 for Mr. Cataldi, and 227 for Dr. von Boxberg. Time-vesting Profits Interests that had previously vested are not included in the above table and were as follows: 624.71 for Mr. Westgate, 195.22 for Mr. Cripe, 27.33 for Mr. Prasad, 156.17 for Mr. Cataldi, and 75.67 for Dr. von Boxberg. As described in the Business Combination Compensation section above concerning Profit Interests, the Prior Compensation Committee viewed grants of Profit Interests as a significant component of the named executives’ compensation package. The Profits Interests were structured to provide the named executive officers compensation for increasing the overall value of the Company. Each of the named executive officers reinvested a portion of the Business Combination Compensation into the Company after the Business Combination pursuant to a rollover agreement. The portion that was reinvested is as follows: $6,750,000 for Mr. Westgate, $1,600,000 for Mr. Cripe, $250,000 for Mr. Prasad, $750,000 for Mr. Cataldi, and $300,000 for Dr. von Boxberg.

(b)
Reflects the contributions to the Company’s 401(k) Plan made by the Company on behalf of each named executive officer. The Company’s contributions for Dr. von Boxberg were for a German private pension policy.

(c)	Represents premiums paid by the Company for applicable insurance policies.

(d)
Other personal benefits include: accidental death and dismemberment benefits; health care benefits provided to Messrs. Westgate, Cripe, Cataldi, and Prasad; tax preparation benefits provided to Messrs. Westgate and Cripe; financial planning benefits provided to Mr. Westgate; health club memberships provided to Messrs. Westgate, Cripe and Prasad; club membership provided to Messrs. Westgate and Cataldi; long-term disability insurance provided to Mr. Westgate; and private health care provided to Dr. von Boxberg.

(5)	Dr. von Boxberg is paid in Euros and amounts were converted to dollars by using a 1.24 exchange rate for 2014, a 1.39 exchange rate for 2013 and a 1.31 exchange rate for 2012.

The material terms of the Company’s employment agreements with the named executive officers are set forth below under the heading “Potential Payments Upon Termination or Change-in-Control—Employment Agreements.” For a discussion regarding the Company’s compensatory arrangements with Mr. Cripe in connection with his retirement, see “Compensation Discussion and Analysis—Retirement Arrangements with Mr. Cripe” above.

Grants of Plan-Based Awards for 2014

The following table sets forth 2014 cash incentive awards under the Jason MIC and equity awards made by Jason to the named executive officers under the 2014 Omnibus Incentive Plan during fiscal year 2014. The threshold, target and maximum incentive award amounts shown in the table represent the amounts to be paid if Jason’s performance had met the respective levels of the applicable performance measures. The Jason MIC is more fully described under the “Elements of Compensation—Bonus” section above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David C. Westgate
Jason MIC	3/14/2014	1,019,250	1,132,500	1,387,313
Adjusted EBITDA-vesting RSUs	6/30/2014				182,355	364,710	547,065		3,825,808
Stock price-vesting RSUs
$12.00	6/30/2014				*	91,178	*		592,654
$13.50	6/30/2014				*	91,178	*		372,916
$15.00	6/30/2014				*	91,178	*		220,650
$17.00	6/30/2014				*	91,178	*		103,031
Time-vesting RSUs	6/30/2014							312,610	3,279,279
Stephen L. Cripe (6)
Jason MIC	3/14/2014	332,640	369,600	452,760
Adjusted EBITDA-vesting RSUs	6/30/2014				60,785	121,570	182,355		1,275,269
Stock price-vesting RSUs
$12.00	6/30/2014				*	30,393	*		197,551
$13.50	6/30/2014				*	30,393	*		124,305
$15.00	6/30/2014				*	30,393	*		73,550
$17.00	6/30/2014				*	30,393	*		34,344
Time-vesting RSUs	6/30/2014							104,204	1,093,100
Srivas Prasad
Jason MIC	3/14/2014	151,200	168,000	205,800
Adjusted EBITDA-vesting RSUs	6/30/2014				30,393	60,785	91,178		637,635
Stock price-vesting RSUs
$12.00	6/30/2014				*	15,196	*		98,776
$13.50	6/30/2014				*	15,196	*		62,153
$15.00	6/30/2014				*	15,196	*		36,775
$17.00	6/30/2014				*	15,196	*		17,172
Time-vesting RSUs	6/30/2014							52,102	546,550
David A. Cataldi
Jason MIC	3/14/2014	329,940	366,600	449,085
Adjusted EBITDA-vesting RSUs	6/30/2014				40,524	81,047	121,571		850,183
Stock price-vesting RSUs
$12.00	6/30/2014				*	20,262	*		131,701
$13.50	6/30/2014				*	20,262	*		82,871
$15.00	6/30/2014				*	20,262	*		49,033
$17.00	6/30/2014				*	20,262	*		22,896
Time-vesting RSUs	6/30/2014							69,468	728,719

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Dr. Florestan von Boxberg
Jason MIC	3/14/2014	151,996	168,884	205,800
Adjusted EBITDA-vesting RSUs	6/30/2014				30,393	60,785	91,178		637,635
Stock price-vesting RSUs
$12.00	6/30/2014				*	15,196	*		98,776
$13.50	6/30/2014				*	15,196	*		62,153
$15.00	6/30/2014				*	15,196	*		36,775
$17.00	6/30/2014				*	15,196	*		17,172
Time-vesting RSUs	6/30/2014							52,102	546,550

*	Not applicable.

(1)	The grant date listed for the Jason MIC is the date that the Prior Compensation Committee met and approved the Jason MIC for fiscal year 2014.

(2)
Includes annual bonus grants pursuant to the Jason MIC for fiscal year 2014. The amounts in this table show the threshold, target and maximum bonus amounts payable to the named executive officers assuming the Company satisfied the relevant performance measures with respect to fiscal year 2014. The actual amounts paid in respect of 2014 are shown in the Summary Compensation Table above.

(3)
Includes adjusted EBITDA-vesting and stock price-vesting restricted stock units granted pursuant to the 2014 Omnibus Incentive Plan for fiscal year 2014. With respect to these restricted stock units, the amounts in this table show the number of units that would vest for the named executive officers assuming the relevant performance measures were satisfied. With respect to the adjusted EBITDA-vesting restricted stock units, the threshold, target and maximum amounts represent the amount of units that would vest at an achievement level over 80% of the target, at or above 100% of the target and at or above 120% of the target, respectively. With respect to the stock price-vesting restricted stock units, there is no threshold or maximum and the target amounts represent the amount of units that would vest at the achievement of the applicable stock price target.

(4)	Includes time vesting restricted stock units granted pursuant to the 2014 Omnibus Incentive Plan for fiscal year 2014.

(5)	The assumptions used to determine the valuation of the awards are discussed in Note 11 to our Consolidated Financial Statements.

(6)
Mr. Cripe’s outstanding restricted stock units are being treated as follows: (i) all 104,204 time-vesting restricted stock units will vest on his retirement date; (ii) all 121,570 stock price-vesting restricted stock units remain outstanding and will continue to be eligible to vest for a period of one year following his retirement date; and (iii) a pro-rated portion of his adjusted EBITDA-vesting restricted stock units (based on the number of days served during the performance period) remain outstanding and are eligible to vest based on Company performance during the three-year performance period.

The amounts in the table above do not include Profits Interests since Profits Interests are not traditional stock awards. All of the Profits Interests were distributed and paid out upon the consummation of the Business Combination. See the “Business Combination Compensation—Profits Interests” section above for more information regarding the Profits Interests.

Outstanding Equity Awards at December 31, 2014

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David C. Westgate	312,610	3,079,206	364,710	(3)	3,592,394	(3)
			364,710	(4)	3,592,394	(4)
Stephen L. Cripe	104,204	1,026,409	121,570	(3)	1,197,465	(3)
			121,570	(4)	1,197,465	(4)
Srivas Prasad	52,102	513,205	60,785	(3)	598,732	(3)
			60,785	(4)	598,732	(4)
David A. Cataldi	69,468	684,260	81,047	(3)	798,313	(3)
			81,047	(4)	798,313	(4)
Dr. Florestan von Boxberg	52,102	513,205	60,785	(3)	598,732	(3)
			60,785	(4)	598,732	(4)

(1)
Includes time-vesting restricted stock units granted pursuant to the 2014 Omnibus Incentive Plan for fiscal year 2014. The awards vest in equal one-third installments on each of the first three anniversaries following June 30, 2014. Mr. Cripe’s outstanding time-vesting restricted stock units will vest on his retirement date.

(2)	Amount is based on the aggregate number of unvested units multiplied by the $9.85 per share closing price of a share of the Company’s common stock as of the last business day of fiscal year 2014.

(3)
The amounts include the adjusted EBITDA-vesting restricted stock units granted pursuant to the 2014 Omnibus Incentive Plan for fiscal year 2014. The awards vest based upon the achievement of an established cumulative adjusted EBITDA less CapEx performance target over a three-year performance period from July 1, 2014 through June 30, 2017. The amount listed above is based on the amount of units that would vest at target multiplied by the $9.85 per share closing price of a share of the Company’s common stock as of the last business day of fiscal year 2014. A pro-rated portion of Mr. Cripe’s adjusted EBITDA-vesting restricted stock units (based on the number of days served during the performance period) remain outstanding following his retirement date and are eligible to vest based on Company performance during the three-year performance period.

(4)
The amounts include the stock price-vesting restricted stock units granted pursuant to the 2014 Omnibus Incentive Plan for fiscal year 2014. The awards vest upon the achievement of certain established stock price targets for the Company’s common stock during a three-year performance period from July 1, 2014 through June 30, 2017. The amount listed above is based on the amount of units that would vest at target multiplied by the $9.85 per share closing price of a share of the Company’s common stock as of the last business day of fiscal year 2014. Mr. Cripe’s outstanding stock price-vesting restricted stock units remain outstanding and are eligible to vest for a period of one year following his retirement date.

Option Exercises and Stock Vested in 2014

There were no stock option or stock awards that vested in 2014. The table below shows the amount realized upon the vesting of Profits Interests in connection with the Business Combination.

Name	Number of E1 Units that Vested (#)(1)(2)	Value Realized on Vesting of E1 Units ($)(3)	Number of E2 Units that Vested (#)(1)(2)	Value Realized on Vesting of E2 Units ($)(3)
David C. Westgate	445.77	1,669,493	2,336.35	9,698,954
Stephen L. Cripe	143.35	538,530	741.55	3,078,416
Srivas Prasad	30.84	120,108	134.22	557,184
David A. Cataldi	77.11	274,843	487.18	2,022,432
Dr. Florestan von Boxberg	34.61	121,777	228.30	947,728

(1)	The table above does not include restricted stock units as no restricted stock units vested during 2014.

(2)
The awards shown in this table are not traditional stock awards, but awards of Profits Interests. These Profits Interests were granted in the form of E1 and E2 units, each of which entitled the executive to participate in the profits of the Seller to the extent the profits, as measured on certain events, exceeded the “threshold amount” applicable to such units. The “threshold amount” generally referred to the value of the assets of the Seller on the relevant grant date. The threshold amounts for the Profits Interests listed above were $1,869 for each E1 unit and $1,000 for each E2 unit.

(3)
Value realized on vesting is based on the amount of proceeds the relevant unit received as part of the Business Combination. On a per unit basis, E1 units were valued at $3,227 and E2 units were valued at $4,096. In each case, the valuation is net of the threshold amount applicable to such unit.

Pension Benefits

Our named executive officers do not participate in any Company-sponsored qualified or nonqualified defined benefit plans. Our Board of Directors or Compensation Committee may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in our best interests. Dr. von Boxberg does participate in a German state pension plan.

Nonqualified Deferred Compensation

We do not sponsor any nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board of Directors or Compensation Committee may elect to provide our executive officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Potential Payments Upon Termination or Change-in-Control

Employment Agreements

Mr. Westgate’s employment agreement provides for Mr. Westgate to serve as the Company’s Chief Executive Officer and a member of the board of directors of the Company. In addition, Mr. Westgate’s employment agreement provides for an annual base salary of no less than $906,000, the entitlement to customary employee benefits, and an annual target bonus opportunity of 125% of base salary.

Mr. Cripe’s employment agreement provides for Mr. Cripe to serve as the Company’s Chief Financial Officer. In addition, Mr. Cripe’s employment agreement provides for an annual base salary of no less than $369,600, the entitlement to customary employee benefits, and an annual target bonus opportunity of 100% of base salary. As previously disclosed, Mr. Cripe is retiring from the Company and will resign as Chief Financial Officer effective April 20, 2015, and will remain an employee through his anticipated retirement date of May 31, 2015. For a discussion regarding the Company’s compensatory arrangements with Mr. Cripe in connection with his retirement, see “Compensation Discussion and Analysis—Retirement Arrangements with Mr. Cripe” above.

Mr. Prasad’s employment agreement provides for Mr. Prasad to serve as the President of the Company’s seating segment. In addition, Mr. Prasad’s employment agreement provides for an annual base salary of no less than $280,000, the entitlement to customary employee benefits, and an annual target bonus opportunity of 60% of base salary.

Mr. Cataldi’s employment agreement provides for Mr. Cataldi to serve as the President of the Company’s acoustics segment. In addition, Mr. Cataldi’s employment agreement provides for an annual base salary of no less than $366,600, the entitlement to customary employee benefits, and an annual target bonus opportunity of 100% of base salary.

Dr. von Boxberg’s employment agreement provides for Dr. von Boxberg to serve as the President of the Company’s finishing segment. In addition, Dr. von Boxberg’s employment agreement provides for an annual base salary of no less than €215,000, the entitlement to customary employee benefits, and an annual target bonus opportunity of 60% of base salary.

Dr. von Boxberg’s employment agreement began on November 1, 2010 and continues indefinitely, unless terminated upon six months’ notice by either party or otherwise according to the agreement. Each of the remaining named executive officer employment agreements have an initial term of employment commencing on the closing of the Business Combination and ending on December 31, 2017, subject to automatic one-year renewal periods, unless terminated by either party upon at least 60 days advance notice.

The employment agreements with Messrs. Westgate, Cripe, Prasad and Cataldi each provide that in the event the executives’ employment is terminated by the Company without “cause,” the executives terminate employment pursuant to a “constructive termination” (as such terms are defined in the employment agreements) or if the Company provides a notice of non-renewal to the executives, subject to the execution of a release of claims and continued compliance with the restrictive covenants (as described below), in addition to their accrued benefits, (A) Mr. Westgate will be entitled to receive two times the sum of his base salary and target bonus, payable in installments over the 12 month period following his termination of employment (or payable in a lump sum if such termination occurs within 12 months following a “change in control” (as defined in the employment agreements)), (B) Mr. Cripe will be entitled to receive the product of 1.5 and the sum of (x) his base salary and (y) an amount equal to his target bonus, payable in installments over the 18 month period following his termination of employment (or payable in a lump sum if such termination occurs within 12 months following a change in control), and (C) Messrs. Cataldi and Prasad will be entitled to receive the product of 1.0 (or 1.5 in the event such termination occurs within 12 months following a change in control) and the sum of (x) their base salary and (y) an amount equal to their target bonus, payable in installments over the 12 month period following their termination of employment (or payable over the 18 month period if such termination occurs within 12 months following a change in control). In addition, each executive will be entitled to receive (i) a pro rata bonus for the year of termination; (ii) continued health and welfare benefits ending on the first to occur of (A) (x) 18 months or, in case such termination occurs within 12 months following a change in control, 24 months following the termination of the executives’ employment in the case of Mr. Westgate, (y) 12 months or, in case such termination occurs within 12 months following a change in control, 18 months following the termination of the executives’ employment in the case of Messrs. Prasad and Cataldi, or (z) 18 months in the case of Mr. Cripe, and (B) the date they accept employment from an unaffiliated company; and (iii) outplacement services. In the event the executives’ employment is terminated due to their death or disability, they will be entitled to their base salary for three months following the date of termination plus a pro rata bonus for the year of termination.

The employment agreements with Messrs. Westgate, Cripe, Prasad and Cataldi each contain a Section 280G cutback pursuant to which, in the event any payments or benefits provided to the executives would be considered “parachute payments” as defined in Section 280G of the Internal Revenue Code, the executives would be entitled to the greater of, as determined on an after-tax basis, (i) such parachute payments or (ii) the greatest reduced amount of such parachute payments as would result in no amount of such parachute payments being subject to an excise tax pursuant to Section 280G.

In addition, the named executive officer employment agreements provide for (i) general restrictions on the disclosure of confidential information, (ii) an inventions assignment covenant, and (iii) an agreement that the executives will not compete with the Company or solicit the Company’s employees, customers or business during the executives’ employment and for a period of (A) 18 months thereafter or, for the period of 24 months thereafter if he is receiving the enhanced change in control severance benefits described above in the case of Mr. Westgate, (B) 12 months thereafter or, for the period of 18 months thereafter if they are receiving the enhanced change in control severance benefits described above in the case of Messrs. Prasad and Cataldi, or (C) 18 months thereafter in the case of Mr. Cripe.

In the case of Dr. von Boxberg, his employment agreement contains an agreement that he will not compete with the Company during the term of the agreement and an agreement that he will not compete with the Company or solicit the Company’s customers or business, subject to waiver under the terms of the agreement, for a period of 24 months following the effective date of a termination of the agreement. During the post-termination non-compete period, Dr. von Boxberg is entitled to be paid at the rate of 50% of his most recent cash compensation and benefits.

Further, the employment agreements with Messrs. Cripe, Prasad and Cataldi contain an agreement between the executives and the Company that during their employment and for a period of two years thereafter the executives will not disparage the Company. Mr. Westgate’s employment agreement contains a mutual agreement between Mr. Westgate and the Company that during his employment and for a period of two years thereafter neither Mr. Westgate nor the Company will disparage the other.

2014 Omnibus Incentive Plan

Awards granted under the 2014 Omnibus Incentive Plan are generally subject to forfeiture upon termination of employment prior to vesting, subject in some cases to early vesting or continued eligibility for vesting upon specified events, including death, permanent disability or retirement of the grantee or a change in control of the Company. Generally, under the 2014 Omnibus Plan the Compensation Committee has the ability to accelerate the vesting of awards.

In connection with a change in control, as defined in the 2014 Omnibus Incentive Plan, the Compensation Committee may accelerate vesting of outstanding awards under the 2014 Omnibus Incentive Plan. In addition, such awards may be, in the discretion of the Compensation Committee, (1) assumed, continued or substituted by the acquiring or surviving entity in accordance with applicable law; (2) purchased by the Company for an amount equal to the excess of the price of a share of our common stock paid in a change in control over the exercise price of the awards; or (3) canceled if the price of a share of our common stock paid in a change in control is less than the exercise price of the award. The Compensation Committee may also provide for accelerated vesting or lapse of restrictions of an award at any time.

Potential Payments Upon Termination

The following table sets forth quantitative estimates of each named executive officer’s severance payments and benefits upon a termination without “cause” or if the executive terminates employment pursuant to a “constructive termination” (as such terms are defined in the employment agreements with Messrs. Westgate, Cripe, Prasad and Cataldi) or if the executive is provided with a notice of non-renewal or, in the case of Dr. von Boxberg, if his employment is terminated pursuant to the terms of his employment agreement (collectively a “Qualifying Termination”). The amounts below reflect potential severance payments and benefits pursuant to the employment agreements with each named executive officer, assuming the executive experienced a Qualifying Termination from the Company on December 31, 2014. In addition to these payments and benefits, each executive is entitled to a 90 day look forward period in regard to the accelerated change in control vesting provisions of his restricted stock units.

Name	Cash Severance Benefits ($)(1)	Continued Health Care Benefits ($)	Outplacement Services ($)	Continuation of Certain Insurance Benefits and Perquisites ($)(2)	Early Vesting of Restricted Stock Units ($)(3)	Total ($)
David C. Westgate	5,209,500	23,932	10,000	37,879	3,079,209	8,360,520
Stephen L. Cripe	1,479,600	16,632	8,500	21,704	1,026,410	2,552,846
Srivas Prasad	616,000	11,966	8,500	3,153	171,068	810,687
David A. Cataldi	1,099,800	12,496	8,500	13,709	228,087	1,362,592
Dr. Florestan von Boxberg	450,356	8,210	—	24,783	171,068	654,417

(1)
This column includes the continued base salary for each executive’s applicable “severance period” and pro-rata bonus payment (as described above under “Employment Agreements”). The pro-rata bonus estimate assumes the annual bonus will be achieved at 100% of the executive’s target level bonus.

(2)	This column includes the estimated value of the continuation of life insurance benefits, long-term disability, long-term care and accidental death and dismemberment insurance.

(3)
These amounts represent the value of the unvested restricted stock units held by the executive officer, which become vested upon a termination without “cause” or if the executive terminates employment pursuant to a “constructive termination”, based on our closing stock price on December 31, 2014, of $9.85. The stock price-vesting restricted stock units are not included in this column. Under the terms of the award, those units remain outstanding and eligible to vest for the shorter of (x) a period of one year following the date of termination and (y) the third anniversary of the June 30, 2014 grant date in accordance with the achievement of the vesting conditions set forth in the award agreement. The adjusted EBITDA-vesting restricted stock units are also not included above. Under the terms of the award, a pro rata portion remain outstanding and eligible to vest (calculated based on the number of days from the grant date to the termination date divided by the number days in the performance period) subject to achievement of the performance goal.

The compensation Mr. Cripe is receiving in connection with his retirement is consistent with the amounts payable as a result of a termination without cause pursuant to his employment agreement. For further information, see “Compensation Discussion and Analysis—Retirement Arrangements with Mr. Cripe” above.

Potential Payments Upon a Qualifying Termination in connection with a Change-in-Control

The following table sets forth quantitative estimates of each named executive officer’s severance payments and benefits upon a termination without “cause” or if the executive terminates employment pursuant to a “constructive termination” (as such terms are defined in the employment agreements with Messrs. Westgate, Cripe, Prasad and Cataldi) or if the executive is provided with a notice of non-renewal, in each case within the 12 months following a change in control of the Company (collectively a “CIC Qualifying Termination”), other than the Business Combination. The amounts below reflect potential severance payments and benefits pursuant to the employment agreements with each named executive officer, assuming the executive experienced a CIC Qualifying Termination on December 31, 2014. Dr. von Boxberg’s employment agreement does not contain change in control provisions. In addition to these payments and benefits, each executive is entitled to a 90 day look forward period in regard to the accelerated change in control vesting provisions of his restricted stock units.

Name	Cash Severance Benefits ($)(1)	Continued Health Care Benefits ($)	Outplacement Services ($)	Continuation of Certain Insurance Benefits and Perquisites ($)(2)	Early Vesting of Restricted Stock Units ($)(3)	Total ($)
David C. Westgate	5,209,500	23,932	10,000	37,879	10,263,996	15,545,307
Stephen L. Cripe	1,479,600	16,632	8,500	21,704	3,421,338	4,947,774
Srivas Prasad	756,000	17,949	8,500	4,729	1,710,669	2,497,847
David A. Cataldi	1,466,401	18,744	8,500	20,564	2,280,886	3,795,095
Dr. Florestan von Boxberg	450,357	8,210	—	24,783	1,710,669	2,194,019

(1)
This column includes the continued base salary for each executive’s applicable “severance period” and pro-rata bonus payment (as described above under “Employment Agreements”). The pro-rata bonus estimate assumes the annual bonus will be achieved at 100% of the executive’s target level bonus.

(2)	This column includes the estimated value of the continuation of life insurance benefits, long-term disability, long-term care and accidental death and dismemberment insurance

(3)
These amounts represent the value of all of the unvested restricted stock units held by the executive officer, which become vested upon a change of control, based on our closing stock price on December 31, 2014, of $9.85.

Director Compensation

The Board of Directors approved the director compensation arrangement on June 30, 2014, upon completion of the Business Combination. Directors who are not employees receive an annual retainer fee of $50,000. The Chairman receives an additional $50,000 for his service as the Chairman of the Board. The Chairs of the Audit Committee and the Compensation Committee each receive an additional $15,000 annual retainer fee and the other members of those committees receive an additional $7,500 annual retainer fee in recognition of their committee service. The Chair of the Corporate Governance and Nominating Committee receives an additional $7,500 annual retainer fee and the other members of the committee receive an additional $3,750 annual retainer fee in recognition of their committee service. Directors who are our employees (currently Mr. Westgate) do not receive any special compensation for their service as directors.

Directors who are not employees also receive an annual equity grant valued at $100,000 in the form of restricted stock units to further align the interests of outside directors with stockholders. Mr. Quinn has elected not to receive the restricted stock unit award.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Total ($)
James P. Heffernan	32,500	101,565	134,065
Edgar G. Hotard	26,875	101,565	128,440
Robert H. Jenkins	34,375	101,565	135,940
Vincent L. Martin	26,875	101,565	128,440
Jeffry N. Quinn	53,750	—	53,750
Dr. John Rutledge	28,750	101,565	130,315
James F. Stern	28,750	101,565	130,315
James M. Sullivan	32,500	101,565	134,065

(1)
Does not include Profits Interests that were previously granted to three members of the board of directors of Jason Partners Holdings LLC, the Seller in the Business Combination, that vested and were paid out in connection with the Business Combination. For additional information regarding the Profits Interests, see “Business Combination Compensation—Profits Interests” above. Such amounts were $468,537 for Mr. Martin, $222,212 for Mr. Gary Collar and $125,361 for Mr. Thomas J. Ward. Also does not include $15,000 received by each of Messrs. Martin, Collar and Ward as a cash retainer for such service on the board of the Seller prior to the Business Combination. The directors of Quinpario Acquisition Corp. prior to the Business Combination did not receive any compensation from the Company for their service on the Board.

(2)	The amount reported above is the grant date fair value of the award.

(3)
Restricted stock unit awards of 9,627 units vest on the first anniversary of the date of grant. Delivery of the shares underlying the restricted stock units would be deferred until the six-month anniversary of the conclusion of a director’s service on the Board.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that appears in this Proxy Statement. Based on such review and discussions, the Compensation Committee recommended to the Board that we include the Compensation Discussion and Analysis in this Proxy Statement.

Compensation Committee
Robert H. Jenkins, Chair
James P. Heffernan
James F. Stern

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter that is available on our website at www.jasoninc.com. The Audit Committee’s specific responsibilities are summarized under “Corporate Governance Principles and Board Matters—Board Committees—Audit Committee.”

Management, the independent registered public accounting firm (“Independent Auditor”) and the Audit Committee each have different roles and responsibilities with respect to our financial statements and internal control over financial reporting. Management is responsible for the preparation, presentation and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our system of internal control. Our independent auditor, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of our consolidated financial statements and for expressing an opinion, based on the results of their audit, on whether the consolidated financial statements are fairly presented in all material respects, in conformity with accounting principles generally accepted in the United States. The Audit Committee is responsible for overseeing the conduct of these activities and appointing our Independent Auditor. The Audit Committee relies on the expertise and knowledge of management, the internal auditors and the Independent Auditor in carrying out its oversight responsibilities, including with respect to information provided and representations made to it by management and on the report on our consolidated financial statements that it receives from our Independent Auditor.

Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the financial statements with management and the Independent Auditor. The Audit Committee discussed with the Independent Auditor the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees). This review included a discussion of the quality of the Company’s accounting principles, the selection of and modification to significant accounting policies, the reasonableness of estimates, and the disclosures in the Company’s financial statements and the notes thereto.

The Audit Committee has received the written disclosures and the letter from the Independent Auditor required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) and the Audit Committee discussed with the Independent Auditor that firm’s independence. These disclosures and discussion informed the Audit Committee of any relationships between PricewaterhouseCoopers LLP or any of its affiliates and the Company or any persons in financial reporting oversight roles for the Company in order to assist the Audit Committee in evaluating PricewaterhouseCoopers LLP’s independence.

Based upon the Audit Committee’s discussions with management and the Independent Auditor and the Audit Committee’s review of the audited financial statements and the representations of management and the report of the Independent Auditor to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Audit Committee
James M. Sullivan, Chair
James P. Heffernan
Dr. John Rutledge

STOCKHOLDER PROPOSALS

If a stockholder intends to present a proposal at the 2016 annual meeting of stockholders and desires to have us include that proposal in our proxy materials for that meeting under Rule 14a-8 under the Securities Exchange Act of 1934, then the stockholder must ensure that we receive the proposal by December 15, 2015.

A stockholder who otherwise intends to present business at the 2016 annual meeting of stockholders must comply with the requirements set forth in our Bylaws. Our Bylaws state that a stockholder must give written notice that complies with the Bylaws to our Secretary not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting.

Since the Annual Meeting will be held on May 20, 2015, we must receive notice of a proposal for stockholders to consider at the 2016 annual meeting of stockholders that a stockholder submits other than pursuant to Rule 14a-8 between January 21, 2016 and February 20, 2016.

If we receive the notice after February 20, 2016, then we will consider the notice untimely and we will not have an obligation to present the proposal at the 2016 annual meeting of stockholders. If the Board chooses to present a proposal that a stockholder submits other than under Rule 14a-8 at the 2016 annual meeting of stockholders, then the persons named in the proxies that the Board requests for the 2016 annual meeting of stockholders may exercise discretionary voting power with respect to the proposal.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Pursuant to the rules of the SEC, services that deliver our communications to stockholders that hold their stock through a broker, bank or other nominee may deliver to multiple stockholders sharing the same address a single copy of our Annual Report and Proxy Statement. We will deliver promptly, if you request orally or in writing, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address. If you wish to receive a separate copy of the Annual Report and Proxy Statement, then you may contact our Investor Relations Department by: (a) mail at Jason Industries, Inc., Attention: Investor Relations, 411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, (b) telephone at 414-277-9300 or (c) email at investors@jasoninc.com. You can also contact your broker, bank or other nominee to make a similar request. Stockholders sharing an address who now receive multiple copies of our Annual report and Proxy statement may request delivery of a single copy by contacting us as we indicate above, or by contacting their broker, bank or other nominee, so long as the broker, bank or other nominee has elected to household proxy materials.

By Order of the Board of Directors,
Jason Industries, Inc.

William P. Schultz Secretary
Milwaukee, Wisconsin
April 13, 2015

JASON

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JASN2015**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M89243-P63661

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JASON INDUSTRIES, INC

The Board of Directors recommends you vote FOR all the nominees listed in Proposal 1	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James P. Heffernan
02) James M. Sullivan
03) James F. Stern

The Board of Directors recommends you vote FOR Proposal 2	For	Against	Abstain
2. Advisory vote to approve the compensation of the Company's Named Executive Officers	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for Proposal 3	1 Year	2 Years	3 Years	Abstain
3. Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation	☐	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 4	For	Against	Abstain
4. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2015	☐	☐	☐

For address changes, please check this box and write them on the back where indicated ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders will be held via the Internet at

www.virtualshareholdermeeting.com/JASN2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

M89244-P63661

JASON INDUSTRIES, INC
Annual Meeting of Stockholders
May 20, 2015 10:00 A.M., Central Daylight Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints David C. Westgate and William P. Schultz, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, to act and vote all the shares of common stock of Jason Industries, Inc. held of record by the undersigned as of the close of business on March 24, 2015 at the Annual Meeting of Stockholders of Jason Industries, Inc. to be held via the Internet at www.virtualshareholdermeeting.com/JASN2015 on May 20, 2015 at 10:00 A.M., Central Daylight Time, and at any adjournment or postponement of the meeting (the "Meeting"), hereby revoking any proxy previously given.

The Board of Directors recommends a vote: (I) FOR election of the nominees to the Board of Directors named in the Proxy Statement (Proposal 1); (II) FOR approval of the compensation of the Company's named executive officers (Proposal 2); (III) a frequency of 1 Year for future stockholder advisory votes to approve the compensation of the Company's named executive officers (Proposal 3); and (IV) FOR ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm (Proposal 4).

The shares represented by this Proxy Card shall be voted as specified, and in the discretion of Messrs. Westgate and Schultz upon any other matter that may properly come before the Meeting. If no specification is made, the shares shall be voted as recommended by the Board of Directors.

Address Changes: ______________________________

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side